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                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2004
                                               As Supplemented February 11, 2004

                           THE OAKMARK FAMILY OF FUNDS
                                  No-Load Funds

                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                                TABLE OF CONTENTS

THE FUNDS                                                                      2

INVESTMENT RESTRICTIONS                                                        2

HOW THE FUNDS INVEST                                                           4

PERFORMANCE INFORMATION                                                       13

INVESTMENT ADVISER                                                            19

CODE OF ETHICS                                                                21

PROXY VOTING POLICIES AND PROCEDURES                                          22

TRUSTEES AND OFFICERS                                                         23

PRINCIPAL SHAREHOLDERS                                                        29

PURCHASING AND REDEEMING SHARES                                               31

ADDITIONAL TAX INFORMATION                                                    33

DISTRIBUTOR                                                                   35

PORTFOLIO TRANSACTIONS                                                        35

DECLARATION OF TRUST                                                          38

CUSTODIAN AND TRANSFER AGENT                                                  38

INDEPENDENT AUDITORS                                                          39

APPENDIX A -- BOND RATINGS                                                   A-1

Appendix B -- Financial Statements                                           B-1

570172/D/3


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                                    THE FUNDS

     Oakmark Fund, Select Fund, Small Cap Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation.

     Equity and Income Fund seeks high current income and preservation and growth of capital.

     The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

     All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class.

                             INVESTMENT RESTRICTIONS

     In pursuing their respective investment objectives no Fund will:

     1. [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

     5. Issue any senior security except in connection with permitted borrowings;

     6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

----------
(1) A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

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[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

     11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     12. Invest in companies for the purpose of management or the exercise of control;

     13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     14. [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL
CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     15. [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

     16. Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

----------
(2) In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4) A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

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     17.  Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

     18. Write any call option or put option unless the option is covered* and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

     19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

     All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Family of Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

----------
* In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

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     Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                     (ALL STOCKS AVAILABLE FOR INVESTMENT.)

                                CRITERIA SCREENS
             (MANAGERS AND RESEARCH TEAM SCREEN FOR STOCKS THAT THEY
                    BELIEVE ARE WORTH FURTHER CONSIDERATION.)

                      QUANTITATIVE AND QUALITATIVE RESEARCH
         (RIGOROUS ANALYSIS IS PERFORMED TO ENSURE THAT THE STOCK MEETS
                           CERTAIN "VALUE" STANDARDS.)

                                  APPROVED LIST
                       (APPROXIMATELY 125-150 SECURITIES.)

                                     INVEST
            (MANAGERS SELECT STOCKS FROM THE APPROVED LIST FOR THEIR
                                SPECIFIC FUNDS.)

SMALL CAP SECURITIES

     Under normal market conditions, the Small Cap Fund and International Small Cap Fund each invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($4.865 billion as of December 31, 2003). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $738 million as of December 31, 2003. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change. Each Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 40-80% of its total assets in securities of non-U.S. issuers and the other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

     International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For

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example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an

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emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

     Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

     It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less

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than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (I.E., securities rated BB or lower by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Family of Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

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WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

GOVERNMENT-SPONSORED ENTITY SECURITIES

     Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

     If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities.

     Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

     Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

     Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

     In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

     Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

     Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

     A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                             PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return for the period.

     Average Annual Total Return will be computed as follows:

           ERV = P(1+T)(TO THE POWER OF n)

     Where:  P = the amount of an assumed initial investment in Fund shares
             T = average annual total return
             n = number of years from initial investment to the end of the period
           ERV = ending redeemable value of shares held at the end of the period

     The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

           ATV(SUB)D = P(1+T)(TO THE POWER OF n)

     Where:               P = a hypothetical initial investment of $1,000
                   T = average annual total return (after taxes on
                       distributions)
                   n = number of years
           ATV(SUB)D = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

           ATV(SUB)DR = P(1+T)(TO THE POWER OF n)

     Where:         P = a hypothetical initial investment of $1,000
                    T = average annual total return (after taxes on
                        distributions)
                    n = number of years
           ATV(SUB)DR = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Each Fund's Average Annual Total Return before and, for Class I Shares, after taxes for various periods ended December 31, 2003 are shown in the tables below. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.oakmark.com.

OAKMARK FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  25.30%                 4.89%               10.91%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  25.20%                 3.90%                9.21%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  16.51%                 3.67%                8.72%
     -------------------------------------------------------------------------------------------------------------------

OAKMARK FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  24.79%                 4.62%               10.64%
     -------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on August 5, 1991, but until April 5, 2001, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to April 5, 2001 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to April 5, 2001 are restated to reflect the differences in expenses between the Class I and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

SELECT FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  29.00%                15.43%               22.23%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  28.92%                14.13%               21.06%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  18.92%                12.85%               19.45%
     -------------------------------------------------------------------------------------------------------------------

     * From the date the Class I Shares were first offered for sale (November 1, 1996).

SELECT FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND**
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  28.66%                15.10%               21.90%
     -------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1996, but until December 31, 1999, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to December 31, 1999 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to December 31, 1999 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1996).

SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  26.81%                 6.00%               11.07%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  26.81%                 5.85%               10.44%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  17.43%                 5.12%                9.54%
     -------------------------------------------------------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

SMALL CAP FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND**
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  26.18%                 5.70%               10.77%
     -------------------------------------------------------------------------------------------------------------------


     * The Fund commenced operations on November 1, 1995, but until April 10, 2002, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to April 10, 2002 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to April 10, 2002 are restated to reflect the differences in expenses between the Class I Shares and Class II
         Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  23.21%                12.97%               14.81%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  23.04%                11.70%               13.50%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  15.19%                10.62%               12.42%
     -------------------------------------------------------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND**
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  22.87%                12.80%               14.60%
     -------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1995, but until July 13, 2000, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to July 13, 2000 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to July 13, 2000 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1995).

GLOBAL FUND - CLASS I SHARES

                        BEFORE TAXES                                 1 YEAR                      LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                       48.98%                          17.34%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                         1 YEAR                      LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                       48.96%                          17.00%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                            1 YEAR                      LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                       31.96%                          15.05%
     -------------------------------------------------------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (August 4, 1999).

GLOBAL FUND - CLASS II SHARES*

                        BEFORE TAXES                                 1 YEAR                      LIFE OF FUND**
     ------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                          48.42%                           16.95%
     ------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on August 4, 1999, but until October 10, 2001, offered only Class I Shares. The historical performance of Class II Shares for the period prior to October 10, 2001 is based on the performance of Class I Shares. The Class II Shares returns for the period prior to October 10, 2001 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (August 4, 1999).

INTERNATIONAL FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  38.04%                13.46%                8.58%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  38.09%                12.61%                6.65%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  25.07%                11.30%                 6.30%
     -------------------------------------------------------------------------------------------------------------------

INTERNATIONAL FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR              10 YEAR
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  37.37%                13.11%                8.28%
     -------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on September 30,1992, but until November 4, 1999, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to November 4, 1999 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to November 4, 1999 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

INTERNATIONAL SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  52.41%                18.01%               11.37%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS                    1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  52.54%                16.92%                9.92%
     -------------------------------------------------------------------------------------------------------------------

                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                       1 YEAR                5 YEAR           LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  34.58%                15.32%                9.15%
     -------------------------------------------------------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

INTERNATIONAL SMALL CAP FUND - CLASS II SHARES*

                        BEFORE TAXES                            1 YEAR                5 YEAR           LIFE OF FUND**
     -------------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  52.24%                17.83%               11.15%
     -------------------------------------------------------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1995, but until January 8, 2001, offered only Class I Shares. The historical performance of Class II Shares for the period prior to January 8, 2001 is based on the performance of Class I Shares. The Class II Shares returns are restated to reflect the differences in expenses between the Class I Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1995).

     The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

     Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   a-b
     Yield = 2 [( ----- +1)(TO THE POWER OF 6) - 1]
                   cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

Although they may do so in the future, no Fund except Equity and Income Fund typically calculates or advertises its yield.

     The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     Various newspapers and publications including those listed below may also make mention of a Fund's portfolio managers. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers, including information about awards received by those portfolio managers or mentions of the managers in the media, may also be described or quoted in Fund advertisements or sales literature.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

   Barron's
   Business Week
   Changing Times
   Chicago Tribune
   Chicago Sun-Times
   Crain's Chicago Business
   Consumer Reports
   Consumer Digest
   Financial World
   Forbes
   Fortune
   Global Finance
   Investor's Business Daily
   Kiplinger's Personal Finance
   Los Angeles Times
   Money
   Mutual Fund Letter
   Mutual Funds Magazine
   Morningstar
   Newsweek
   The New York Times
   Pensions and Investments
   Personal Investor
   Smart Money
   Stanger Reports
   Time
   USA Today
   U.S. News and World Report
   The Wall Street Journal
   Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the following indexes or averages:

   Dow-Jones Industrial Average*
   Standard & Poor's 500 Stock Index*
   Standard & Poor's 400 Industrials
   Standard & Poor's Small Cap 600*
   Standard & Poor's Mid Cap 400*
   Russell 2000
   Wilshire 5000
   New York Stock Exchange Composite Index
   American Stock Exchange Composite Index
   NASDAQ Composite
   NASDAQ Industrials

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Balanced Fund Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small-Cap Growth Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small Cap Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund, International Small Cap Fund and Global Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper Global Fund Index; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal

----------
* With dividends reinvested.

International Small Company Fund Index; Morgan Stanley Capital International World ex U.S. Index; Morgan Stanley Capital International EAFE (Europe, Australia and Far East Index); Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; Morningstar General Equity Average; and Morningstar International Stock Average.

     Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. For each Fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year (if applicable) Morningstar Rating metrics.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                               INVESTMENT ADVISER

     The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of
(i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

        FUND                                                             FEE
------------------------              ---------------------------------------------------------------------
        Oakmark                       1.00% up to $2.0 billion;  .90% on the next $1.0 billion; .80% on the next $2.0 billion; and .75% on net assets in excess of $5.0 billion

        Select                        1.00% up to $1.0 billion; .95% on the next $500 million; .90% on the next $500 million; .85% on the next $500 million; .80% on the next
                                      $2.5 billion; and .75% on net assets in excess of $5.0 billion

        FUND                                                             FEE
------------------------              ---------------------------------------------------------------------
        Small Cap                     1.00%

        Equity and Income             0.75% up to $5  billion;  0.70% on the next $2.5  billion;  0.675% on the next $2.5 billion; and 0.65% on net assets in excess of $10 billion

        Global                        1.00% up to $2 billion;  0.95% on the next $2 billion; and 0.90% on net assets in excess of $4 billion

        International                 1.00% up to $2.0 billion;  .95% on the next $1.0 billion; and .85% on net assets in excess of $3 billion

        International Small Cap       1.25% up to $500  million;  and 1.10% on net assets in excess of $500 million

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                      TYPE OF           YEAR ENDED               YEAR ENDED             YEAR ENDED
      FUND            PAYMENT       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
   ---------------------------------------------------------------------------------------------------
   Oakmark          Advisory fee        $ 37,074,474            $ 34,848,853           $ 25,662,135

   Select           Advisory fee          38,938,068              40,838,462             27,774,016

   Small Cap        Advisory fee           3,492,495               4,121,533              2,490,470
                    Reimbursement                654                      --                     --

   Equity and
    Income          Advisory fee          23,468,519              12,099,581              1,591,905

   Global           Advisory fee           2,982,092               1,333,497                387,377
                    Reimbursement                 --                      --                 20,815

   International    Advisory fee          19,015,386              12,048,977              8,269,717

   International
    Small Cap       Advisory fee           4,626,713               3,860,436              1,238,024

     The Agreement for each Fund was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

     At a meeting of the board of trustees of the Trust held on October 21, 2003, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through October 31, 2004 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately. The trustees considered information about, among other things:

     - the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment processes;

     -    the terms of each Agreement;

     - the scope and quality of services that the Adviser has been providing to the Funds;

     - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

     - the advisory fee rates payable by each Fund to the Adviser and by comparable funds managed by other advisers;

     - the total expense ratio of each Fund and of comparable funds managed by other advisers;

     - the compensation payable by the Funds to affiliates of the Adviser for other services;

     - the profitability of the Adviser and its affiliates from their relationships with the Funds; and

     - the Adviser's use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other clients of the Adviser at a cost that may be in excess of the amount other brokers would charge.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are David G. Herro, Robert M. Levy, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr.Raitt is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS AMNA"). CDC IXIS AMNA owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), all of the outstanding shares of HAI. CDC IXIS AMNA is a limited partnership that owns investment management and related firms, including CDC IXIS Asset Management Services, Inc., the Funds' transfer agent.

     CDC IXIS AMNA is an indirect wholly owned subsidiary of CDC IXIS Asset Management ("CDC AM"), which in turn is owned by CDC IXIS, a direct and indirect subsidiary of France's Caisse de Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC owns approximately 44% of CDC IXIS directly and 53% of CDC IXIS indirectly through its subsidiaries Eulia and Caisse Nationale des Caisses D'Epargne. CDC owns 50% of Eulia and 35% of Caisse Nationale des Caisses D'Epargne, which itself owns 50% of Eulia. Eulia owns 53% of CDC IXIS, which owns 80% of CDC IXIS AM. In addition to its ownership of CDC IXIS AM through CDC IXIS, CDC owns approximately 40% of CNP Assurances, a leading French insurance company, which itself owns 20% of CDC IXIS AM. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France.

     The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares:
1.50% in the case of Oakmark Fund, Select Fund or Small Cap Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund, Select Fund or Small Cap Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund, 2.00% (1.75% + .25%); and International
Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2005.

     For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

                                 CODES OF ETHICS

     The Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), have adopted codes of ethics pursuant to requirements under the 1940 Act. Those codes establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Adviser has authority to exercise all voting rights with respect to portfolio securities of the Funds in accordance with the Adviser's proxy voting policies and procedures.

     The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, the Adviser's Proxy Committee considers the proposal's expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

     The Adviser considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management's recommendations. However, when the Adviser believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management's recommendation.

PROXY VOTING GUIDELINES

     The Adviser's Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

     - With respect to a company's board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that insure such independence.

     - With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

     - With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. The Adviser will also normally vote in favor of proposals to require the expensing of options.

     - With respect to shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, the Adviser will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights.

     - With respect to "social responsibility" issues, the Adviser believes that matters related to a company's day-to-day business operations are primarily the responsibility of management. The Adviser is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

CONFLICTS OF INTEREST

     The Proxy Committee, in consultation with the Adviser's legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent third-party voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Board of Trustees of the Funds will determine how shares should be voted.

HOW TO OBTAIN THE OAKMARK FUNDS' PROXY VOTING RECORD

     No later than August 31, 2004, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended June 30, 2004, will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at http://www.sec.gov.

                              TRUSTEES AND OFFICERS

     The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The retirement age for trustees is 72. Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

              TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST

                                                                                            NUMBER OF
                                                     DATE FIRST           PRINCIPAL         PORTFOLIOS   OTHER
                                                     ELECTED OR         OCCUPATION(S)       IN FUND      DIRECTORSHIPS
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING        OVERSEEN     HELD BY
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#      BY TRUSTEE   TRUSTEE
    -----------------              -----           --------------     ----------------      ----------   -------
VICTOR A. MORGENSTERN, 61   Trustee and Chairman        1991        President, Resolute         7        Trustee, Illinois
                               of the Board of                      Advisors, Inc.                       Institute of
                                  Trustees                          (private investment                  Technology
                                                                    management firm)                     (educational
                                                                    since 2002; Chairman                 institution);
                                                                    Valor Equity                         Director,
                                                                    Partners, LLC                        Bio-Sante
                                                                    (private equity fund)                Pharmaceuticals
                                                                    since 2002; Managing                 Inc. (developer
                                                                    Partner, Drill                       of hormone
                                                                    Hall Partners                        therapy products)
                                                                    LLC, Chairman
                                                                    of the Board, HAI,
                                                                    1996 - 2000;
                                                                    President and Chief
                                                                    Executive Officer
                                                                    prior thereto;
                                                                    Chairman, Harris
                                                                    Partners, L.L.C.,
                                                                    1995 - 2000

                                                                                            NUMBER OF
                                                     DATE FIRST           PRINCIPAL         PORTFOLIOS   OTHER
                                                     ELECTED OR         OCCUPATION(S)       IN FUND      DIRECTORSHIPS
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING        OVERSEEN     HELD BY
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#      BY TRUSTEE   TRUSTEE
    -----------------              -----           --------------     ----------------      ----------   -------
MICHAEL J. FRIDUSS, 61            Trustee               1995        Principal, MJ Friduss       7              None
                                                                    & Associates, Inc.
                                                                    (telecommunications
                                                                    consultants)

THOMAS H. HAYDEN, 52              Trustee               1995        President, Greenhouse       7              None
                                                                    Communications
                                                                    (advertising agency)
                                                                    since 2004;
                                                                    Executive Vice
                                                                    President, Campbell
                                                                    Mithun, prior thereto
                                                                    (advertising and
                                                                    marketing
                                                                    communication agency)

CHRISTINE M. MAKI, 43             Trustee               1996        Vice President--Tax,        7              Director,
                                                                    Hyatt Corporation                          Illinois
                                                                    (hotel management)                         CPA Society

ALLAN J. REICH, 55                Trustee               1993        Partner, Seyfarth           7              None
                                                                    Shaw LLP (law firm)
                                                                    since 2003; Vice
                                                                    Chairman of the law
                                                                    firm D'Ancona & Pflaum
                                                                    LLC, prior thereto

MARV R. ROTTER, 57                Trustee               1996        Senior Advisor to           7              None
                                                                    Chief Executive
                                                                    Officer, AXA
                                                                    Advisors, LLC
                                                                    (formerly named
                                                                    Rotter & Associates)

BURTON W. RUDER, 60               Trustee               1995        President, The              7              None
                                                                    Academy Financial
                                                                    Group (venture
                                                                    capital investment
                                                                    and transaction
                                                                    financing firm);
                                                                    Manager, Cedar Green
                                                                    Associates (real
                                                                    estate management
                                                                    firm)

GARY N. WILNER, M.D., 63          Trustee               1993        Senior Attending            7        Director, North
                                                                    Physician, Evanston                  American
                                                                    Hospital; Medical                    Scientific,
                                                                    Director -                           Inc. (developer
                                                                    Cardio-Pulmonary                     of radioisotopic
                                                                    Wellness Program,                    products for
                                                                    Evanston Hospital                    the treatment
                                                                    Corporation                          and diagnosis
                                                                                                         of disease)

                   TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST

                                                                                            NUMBER OF
                                                     DATE FIRST           PRINCIPAL         PORTFOLIOS   OTHER
                                                     ELECTED OR         OCCUPATION(S)       IN FUND      DIRECTORSHIPS
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING        OVERSEEN     HELD BY
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#      BY TRUSTEE   TRUSTEE
    -----------------              -----           --------------     ----------------      ----------   -------
PETER S. VOSS*, 57                Trustee               1995        President and Chief         7        Chairman, AEW
                                                                    Executive Officer,                   Real Estate
                                                                    CDC IXIS Asset                       Income Fund
                                                                    Management North                     (closed-end
                                                                    America, L.P.,                       investment
                                                                    formerly known as                    company);
                                                                    Nvest Companies, L.P.                Chairman and
                                                                    and its predecessor                  Chief Executive
                                                                    firms (investment                    Officer, CDC
                                                                    management);                         Nvest Funds
                                                                    Director, HAI                        (open-end
                                                                                                         investment
                                                                                                         company - 14
                                                                                                         portfolios)

JOHN R. RAITT*, 49               Trustee and            2003++      President and Chief         7
                                  President                         Executive Officer,
                                                                    HAI, HASLP and HALP,
                                                                    since 2003; Chief
                                                                    Operating Officer,
                                                                    HALP 2001- 2002;
                                                                    Director of Research,
                                                                    HALP 1998 - 2002; and
                                                                    Associate Director of
                                                                    Research, HALP, prior
                                                                    thereto

                               OTHER OFFICERS OF THE TRUST

                                                     DATE FIRST           PRINCIPAL
                                                     ELECTED OR         OCCUPATION(S)
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#
    -----------------              -----           --------------     ----------------
ROBERT M. LEVY, 53                President             2001        Chairman, HAI; Chief
                                                                    Investment Officer,
                                                                    HALP, since 2001;
                                                                    President and Chief
                                                                    Executive Officer,
                                                                    HAI, HALP and HASLP,
                                                                    1997 - 2002;
                                                                    Portfolio Manager,
                                                                    HALP

JAMES P. BENSON, 46          Vice President and         2000        Portfolio Manager
                             Portfolio Manager                      and Analyst, HALP
                            (The Oakmark Small
                                 Cap Fund)

HENRY R. BERGHOEF, 54        Vice President and         2000        Director of Domestic
                              Portfolio Manager                     Research, HALP, since
                             (The Oakmark Select                    2003; Associate
                                   Fund),                           Director of Research,
                                                                    2001 - 2002;
                                                                    Portfolio Manager and
                                                                    Analyst, HALP

                                                     DATE FIRST           PRINCIPAL
                                                     ELECTED OR         OCCUPATION(S)
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#
    -----------------              -----           --------------     ----------------
KEVIN G. GRANT, 39           Vice President and         2000        Portfolio Manager
                             Portfolio Manager                      and Analyst, HALP
                             (The Oakmark Fund)

DAVID G. HERRO, 43           Vice President and         1992        Director of
                             Portfolio Manager                      International
                                (The Oakmark                        Equities; Portfolio
                             International Fund                     Manager and Analyst,
                              and The Oakmark                       HALP
                            International Small
                                 Cap Fund)

JOHN J. KANE, 32            Assistant Treasurer         1999        Manager - Fund
                                                                    Accounting, HALP

CLYDE S. MCGREGOR, 51        Vice President and         1995        Portfolio Manager,
                             Portfolio Manager                      HALP
                            (The Oakmark Equity
                            and Income Fund and
                             The Oakmark Global
                                   Fund)

WILLIAM C. NYGREN, 45        Vice President and         1996        Portfolio Manager
                             Portfolio Manager                      and Analyst, HALP;
                             (The Oakmark Fund                      former Director of
                              and The Oakmark                       Research, HALP
                                Select Fund)

VINEETA D. RAKETICH, 32      Vice President             2003        Manager, International
                                                                    Operations and Client
                                                                    Relations, HALP;
                                                                    Supervisor, Mutual Fund
                                                                    and Institutional Services,
                                                                    HALP, prior thereto

JANET L. REALI, 52           Vice President and         2001        Vice President,
                                 Secretary                          General Counsel and
                                                                    Secretary, HAI, HALP
                                                                    and HASLP since 2001;
                                                                    Senior Executive Vice
                                                                    President, General
                                                                    Counsel and
                                                                    Secretary, Everen
                                                                    Capital Corp. and
                                                                    Everen Securities,
                                                                    Inc. 1995-1999
                                                                    (broker/dealer)

ANN W. REGAN, 55              Vice President-           1996        Director of Mutual
                                Shareholder                         Fund Operations, HALP
                               Operations and
                            Assistant Secretary

KRISTI L. ROWSELL, 37             Treasurer             1997        Director, Chief
                                                                    Financial Officer and
                                                                    Treasurer, HAI; Chief
                                                                    Financial Officer,
                                                                    HALP and HASLP since
                                                                    1999

EDWARD A. STUDZINSKI, 54     Vice President and         2000        Portfolio Manager and
                             Portfolio Manager                      Analyst, HALP
                            (The Oakmark Equity
                            and Income Fund and
                             The Oakmark Small
                                 Cap Fund)

                                                     DATE FIRST           PRINCIPAL
                                                     ELECTED OR         OCCUPATION(S)
NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH      APPOINTED TO         HELD DURING
    DECEMBER 31, 2003              TRUST           CURRENT OFFICE     PAST FIVE YEARS#
    -----------------              -----           --------------     ----------------
MICHAEL J. WELSH, 40         Vice President and         1997        Director of
                             Portfolio Manager                      International
                            (The Oakmark Global                     Equities; Portfolio
                             Fund, The Oakmark                      Manager and Analyst,
                             International Fund                     HALP
                              and The Oakmark
                            International Small
                                 Cap Fund)

-----------
+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

++   Mr. Raitt succeeded Mr. Levy as President of the Trust on January 1, 2004.

* Mr. Voss and Mr. Raitt are trustees who are "interested persons" of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser's parent company, and Mr. Raitt is an officer of the Adviser.

     The committees of the board of trustees including an executive committee, audit committee, governance committee and management contracts committee. The following table identifies the members of those committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2003.

                                         NUMBER OF MEETINGS
                MEMBERS OF               DURING FISCAL YEAR ENDED
COMMITTEE       COMMITTEE                SEPTEMBER 30, 2003          PRINCIPAL FUNCTIONS OF COMMITTEE
---------       ---------                ------------------          --------------------------------
EXECUTIVE       Victor A. Morgenstern*            10**               The executive committee generally has the authority to
COMMITTEE       Peter S. Voss                                        exercise the powers of the board during intervals between
                Christine M. Maki                                    meetings.

AUDIT           Thomas H. Hayden                    6                The principal responsibilities of the audit committee include
COMMITTEE       Christine M. Maki                                    the following:
                Allan J. Reich*                                      -  to oversee the accounting and financial reporting policies
                Gary N. Wilner, M.D.                                    and practices of the Trust, its internal controls and, as
                Marvin R. Rotter                                        appropriate, the internal controls of certain service
                                                                        providers;
                                                                     -  to oversee the quality and objectivity of the financial statements of the Funds and the independent audits
                                                                        thereof;
                                                                     -  to approve the selection of the Independent Auditors of the Funds;
                                                                     -  to act as liaison between the independent auditors of the
                                                                        Funds and the full board of trustees; and
                                                                     -  to oversee the portfolio transaction policies and
                                                                        practices of the Funds.

GOVERNANCE      Michael J. Friduss                  4                The governance committee makes recommendations to the board
COMMITTEE       Christine M. Maki                                    regarding board committees and committee assignments, the
                Victor A. Morgenstern                                composition of the board, candidates for election as
                Allan J. Reich                                       non-interested trustees and compensation of non-interested
                Burton W. Ruder                                      trustees, and oversees the process for evaluating the
                Gary N. Wilner, M.D. *                               functioning of the board.

MANAGEMENT      Michael J. Friduss                  4                The committee on management contracts is responsible for
CONTRACTS       Thomas H. Hayden*                                    reviewing in the first instance,

                                         NUMBER OF MEETINGS
                MEMBERS OF               DURING FISCAL YEAR ENDED
COMMITTEE       COMMITTEE                SEPTEMBER 30, 2003          PRINCIPAL FUNCTIONS OF COMMITTEE
---------       ---------                ------------------          --------------------------------
COMMITTEE       Victor A. Morgenstern                                and making recommendations to the board regarding, investment
                Marv R. Rotter                                       advisory agreements and any other agreements relating to the
                Burton W. Ruder                                      management or administration of any Fund.

-----------------------------------
*  Chairperson of the committee.

** The executive committee held four meetings and took action by unanimous written consent of the committee members six times.

     The following table shows the compensation paid by the Trust* for the fiscal year ended September 30, 2003 to each trustee who was not an "interested person" of the Trust:

                                            AGGREGATE           AVERAGE
                                           COMPENSATION       COMPENSATION
               NAME OF TRUSTEE           FROM THE TRUST**       PER FUND
               ---------------           ----------------       --------
               Victor A. Morgenstern        $ 137,600           $  19,657
               Michael J. Friduss              87,800              12,543
               Thomas H. Hayden                88,300              12,614
               Christine M. Maki               88,800              12,686
               Allan J. Reich                  88,300              12,614
               Marv R. Rotter                  78,000              11,143
               Burton W. Ruder                 85,600              12,229
               Gary N. Wilner, M.D.            82,700              11,814

----------
*  The Trust is not part of a fund complex.

** Includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2003, the total amounts accrued under the plan were $395,655 for Mr. Friduss, $320,098 for Mr. Hayden, $327,974 for Ms. Maki, $337,082 for Mr. Rotter, $323,115 for Mr. Ruder and $398,183 for Dr. Wilner.

     The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     Trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

     The following table illustrates the value of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each trustee

(within dollar ranges) as of December 31, 2003.

                                                           EQUITY AND                              INTERNATIONAL
                        OAKMARK      SELECT      SMALL      INCOME      GLOBAL     INTERNATIONAL     SMALL CAP
      TRUSTEE            FUND         FUND      CAP FUND     FUND        FUND          FUND             FUND
      -------            ----         ----      --------     ----        ----          ----             ----
VICTOR A               over        over        over        $10,001 -   over        over            over
MORGENSTERN            $ 100,000   $ 100,000   $ 100,000   50,000      $ 100,000   $ 100,000       $ 100,000

MICHAEL J. FRIDUSS     over        over        $50,001 -   over        over        $50,001 -       Over
                       $ 100,000   $ 100,000   100,000     $ 100,000   $ 100,000   100,000         $ 100,000

THOMAS H. HAYDEN       $10,001 -   over        None        $10,001 -   $10,001 -   None            None
                       50,000      $ 100,000               50,000      50,000

CHRISTINE M. MAKI      $10,001 -   $50,001 -   $10,001 -   $10,001 -   $1 -        $10,001 -       $10,001 -
                       50,000      100,000     50,000      50,000      10,000      50,000          50,000

JOHN R. RAITT          over        over        over        over        over        over            over
                       $ 100,000   $ 100,000   $ 100,000   $ 100,000   $ 100,000   $ 100,000       $ 100,000


ALLAN J. REICH         over        over        $1 -        $50,001 -   $10,001 -   $10,001 -       $1 -
                       $ 100,000   $ 100,000   10,000      100,000     50,000      50,000          10,000

MARVIN R. ROTTER       None        None        None        None        None        None            None

BURTON W. RUDER        None        $10,001 -   $10,001 -   $1 -        over        over            over
                                   50,000      50,000      10,000      $ 100,000   $ 100,000       $ 100,000

PETER S. VOSS          over        over        None        None        None        over            over
                       $ 100,000   $ 100,000                                       $ 100,000       $ 100,000

GARY N. WILNER,        $50,001 -   $50,001 -   $50,001 -   $1 -        $10,001 -   $50,001 -       $10,001 -
M.D.                   100,000     100,000     100,000     10,000      50,000      100,000         50,000

     At December 31, 2003 the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Equity and Income Fund, and International Fund and the following percentages of the outstanding shares of each of the other
Funds: Select, 1.13%, Small Cap, 1.54%, Global, 1.55% and International Small Cap, 2.02%.

                             PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2003 were:


                                                                                   PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                          FUND AND CLASS                    SHARES HELD
              ----------------                          --------------                    -----------
Charles Schwab & Co. Inc. (1)                 Oakmark, Class I                              26.85%
101 Montgomery Street                         Select, Class I                               25.39
San Francisco, CA  94104-4122                 Small Cap, Class I                            26.30
                                              Equity and Income, Class I                    38.87
                                              International, Class I                        46.00
                                              International Small Cap, Class I              44.57
                                              Global, Class I                               40.34

                                                                                   PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                          FUND AND CLASS                    SHARES HELD
              ----------------                          --------------                    -----------
Connecticut General Life Insurance Co.(1)     Select, Class II                              14.85%
280 Trumbull Street
Hartford, CT 06103-3509

Great West Life Annuity Insurance Co. (1)     International, Class II                       33.79%
8515 East orchard Road
Greenwood Village, CO 80111-5037

JP Morgan Retirement Plan Services (1)        Equity and Income, Class II                    9.35%
9300 Ward Parkway
Kansas City, MO 64114-3317

Merrill Lynch Pierce Fenner & Smith Inc. (1)  Oakmark, Class II                             74.98%
4800 Deer Lake Drive E., 3rd Floor            Select, Class II                              51.25
Jacksonville, FL 32246-6484                   Small Cap, Class II                           87.12
                                              Equity and Income, Class II                   64.97
                                              International, Class II                       50.43
                                              International Small Cap, Class II             45.60
                                              Global, Class II                              77.75

National Financial Services Corp. (1)         Oakmark, Class I                              20.88%
P.O. Box 3908                                 Select, Class I                               26.47
Church Street Station                         Small Cap, Class I                            13.99
New York, NY 10008-3908                       Equity and Income, Class I                    24.70
                                              International, Class I                        10.87
                                              International Small Cap, Class I              15.60

National Financial Services Corp. (1)         Select, Class II                               7.78%
200 Liberty Street                            International Small Cap, Class II             46.99
One World Financial Center
New York, NY 10281-1003

National Financial Services LLC (1)           Global, Class 1                               16.44%
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Nationwide Trust Company, FSB (1)             Oakmark, Class II                              7.50%
PO Box 182029                                 Global, Class II                              77.75
Columbus, OH 43218-2029                       Equity and Income, Class II                    8.93
                                              Small Cap, Class II                           12.88

Northern Trust C/F (1)                        Global, Class I                                7.73%
Muriel M. Kauffman Foundation
26-13343
PO Box 92956
Chicago, IL 60675-2956

Reliance Trust Co. (1)                        Oakmark, Class II                              8.85%
FBO MetLife Defined Contribution Group        Select, Class II                              19.13
2 Montgomery Street, 3rd Floor                Equity and Income, Class II                    5.62
Jersey City, NJ 07302-3803

Trustlynx & Co. (1)                           International Small Cap, Class II              7.41%
P.O. Box 173736
Denver, CO  80217-3736

----------

(1) Shares are held for accounts of customers.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Family of Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

     The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Domestic securities traded on securities exchanges are generally valued at the last sale price on the exchange where the security is principally traded, or lacking a reported sale at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. The values of securities of non-U.S. issuers that are traded on an exchange are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite. The market value of exchange-traded securities is determined by using prices provided by one or more professional pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments with a maturity of 60 days or less from the date of purchase are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed. Even on days on which both the foreign markets and the NYSE are open, several hours may have passed between the time when trading in a foreign market closes and the NYSE closes and the Funds calculate their net asset values. The Funds monitor for significant events in foreign markets. A Fund may price a security of a non-U.S. issuer at a fair value determined according to procedures adopted by the board of trustees if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

SHARES PURCHASED THROUGH INTERMEDIARIES

     Class I Shares of any of the Funds may be purchased through certain financial service companies, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares ("Intermediaries"). Class II Shares of each Fund are offered only for purchase through certain retirement plans, such as 401(k), and profit sharing plans. To purchase Class II Shares, you must do so through an Intermediary.

     An Intermediary accepts purchase and sale orders as an authorized agent of the Funds pursuant to a written agreement. Any purchase or sale is made at the net asset value next determined after receipt and acceptance of the order by the Intermediary. Federal securities laws require Intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.
The Funds have no ability to verify compliance by the Intermediaries with that requirement.

     For services provided by an Intermediary with respect to Fund shares held through that Intermediary for its customers, the Intermediary may charge the Fund and the Adviser a fee of up to 0.40% of the average annual value of such shares. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if those shares were registered directly in the customers' names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser. Class II Shares of a Fund pay to Intermediaries an additional service fee of ..25% of the average annual value of Class II Shares of the Fund purchased or held through the Intermediaries for services associated with the administration of retirement plans.

     The Trust reserves the right to waive minimum investment requirements for purchases made through Intermediaries.

REDEMPTION IN KIND

     Each Fund elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

REDEMPTION OF SMALL ACCOUNTS

     Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-DAY REDEMPTION FEE - CLASS I SHARES

     Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

     No Fund imposes a redemption fee on a redemption of:
     - shares acquired by reinvestment of dividends or distributions of a Fund; or
     - shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

MONEY MARKET EXCHANGE FUND

     The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Oakmark Units") of the Government Portfolio of Goldman Sachs Trust, which Oakmark Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of ..50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.

MUTUAL FUND ANTI-MONEY LAUNDERING DISCLOSURE

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

                           ADDITIONAL TAX INFORMATION

GENERAL

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements. The amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

     - You fail to furnish your properly certified social security or other tax identification number;

     - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     - You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

     - The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

     Those certifications are contained in the application that you complete when you open your Fund account. Each Fund must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.



     A Fund's transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

     Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

     The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                                   DISTRIBUTOR

     Shares of the Funds are offered for sale by Harris Associates Securities L.P. without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement was for an initial term that expired January 1, 2002 and continues in effect from year to year thereafter provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial and secondary public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

                                          YEAR ENDED            YEAR ENDED            YEAR ENDED
                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                      ------------------    ------------------    ------------------
Oakmark Fund
    Aggregate commissions                $ 4,534,892           $ 6,781,317           $ 6,311,185
    Commissions paid to affiliate            951,978             1,944,752             2,113,214
    Percentage of aggregate
       commissions paid to affiliate*           20.9%                 28.7%                 33.5%

Select Fund
    Aggregate commissions                  3,748,486             7,103,618             4,322,185
    Commissions paid to affiliate            544,621             1,010,255             1,343,463
    Percentage of aggregate
       commissions paid to affiliate*           14.5%                 14.2%                 31.0%

Small Cap Fund
    Aggregate commissions                    540,517               653,272               461,236
    Commissions paid to affiliate            105,525                72,603               133,319
    Percentage of aggregate
       commissions paid to affiliate*           19.5%                 11.1%                 28.9%

Equity and Income Fund
    Aggregate commission                   3,773,931             4,727,984               988,715
    Commissions paid to affiliate            845,629               789,756               447,443
    Percentage of aggregate
       commissions paid to affiliate*           22.4%                 16.7%                 45.3%

Global Fund
    Aggregate commissions                  1,652,256               896,555               228,526
    Commissions paid to affiliate            171,703               197,233                51,708
    Percentage of aggregate
       commissions paid to affiliate*           10.4%                 22.0%                 22.6%

International Fund
    Aggregate commissions                  5,497,451             3,824,992             2,608,018
    Commissions paid to affiliate                 --                    --                    --
    Percentage of aggregate
       commissions paid to affiliate*             --                    --                    --

International Small Cap Fund
    Aggregate commissions                    758,356             1,687,897               408,886
    Commissions paid to affiliate                 --                    --                    --
    Percentage of aggregate
       commissions paid to affiliate*             --                    --                    --

----------
* The percent of the dollar amount of each Fund's aggregate transactions involving the payment of brokerage commissions that were executed through the affiliate for each of the periods is shown below:

                                         YEAR ENDED              YEAR ENDED            ELEVEN MONTHS ENDED
    FUND                             SEPTEMBER 30, 2003      SEPTEMBER 30, 2002        SEPTEMBER 30, 2001
    ----                             ------------------      ------------------        ------------------
    Oakmark                                 21.0%                   31.4%                     40.6%
    Select                                  20.5                    18.2                      33.6
    Small Cap                               18.8                     4.6                      24.3
    Equity and Income                       11.0                     9.8                      26.7
    Global                                  10.6                    20.3                      24.2
    International                              -                       -                         -
    International Small Cap                    -                       -                         -

     Most options transactions are executed by non-affiliated brokers but are processed through the affiliate. The affiliate remits the commission on those transactions to the executing broker and does not retain any portion thereof. For the fiscal year ended September 30, 2003, those commission amounts were:
Oakmark Fund, $401,964; Select Fund, $541,313; Small Cap Fund, $13,550; Equity and Income Fund, $96,236; Global Fund, $42,446; and the aggregate dollar amounts involved in those transactions for those respective Funds were: $20,189,634, $83,570,652, $581,639, $6,043,954, $3,487,797. Such
commissions are not included in commissions paid to affiliates. For the fiscal year ended September 30, 2002, those commission amounts were: Oakmark Fund, $422,165; Select Fund, $228,979; Small Cap Fund, $17,040; Equity and Income Fund, $186,516; and Global Fund, $74,035; and the aggregate dollar amounts involved in those transactions for the respective Funds were:
$20,073,951; $10,960,499; $941,486; $6,730,964; and $3,310,379, respectively.

     Of the aggregate brokerage transactions during the year ended September 30, 2003, the Funds paid the following commissions on transactions directed to brokers because of research services they provided: Oakmark Fund, $777,373; Select Fund, $523,424; Small Cap Fund, $72,720; Equity and Income Fund, $559,725; International Fund, $1,569,002; International Small Cap Fund, $202,053; Global Fund, $361,641; and the aggregate dollar amounts involved in those transactions for those respective Funds were: $334,887,535, $252,941,306, $22,561,288, $250,844,907, $593,908,067, $60,478,635,
$97,177,567.

     There were substantial decreases in the aggregate commissions paid by Oakmark Fund, Select Fund and International Small Cap Fund. In the case of each of these Funds, these decreases in aggregate commissions resulted primarily from decreases in the portfolio turnover rates. There were substantial increases in the aggregate commissions paid by the Global Fund and International Fund. In the case of each of these Funds, these increases in aggregate commissions resulted primarily from substantial increases in net assets from Fund share transactions.

     For Global Fund, the percentage of aggregate commissions paid to the affiliate decreased substantially for the fiscal year ended September 30, 2003 as compared to the fiscal year ended September 30, 2002. This decrease resulted primarily from increased transactions in the securities of non-U.S. issuers versus U.S. issuers. The affiliate does not act as broker in connection with the purchase or sale of non-U.S. securities. For Small Cap Fund and Equity and Income Fund, the percentage of aggregate commissions paid to the affiliate increased substantially for the fiscal year ended September 30, 2003 as compared to the fiscal year ended September 30, 2002. These increases resulted primarily from the Adviser's determination that use of the affiliate would likely result in the most favorable net price and the best execution in particular transactions.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although the Adviser makes investment decisions for the Funds independently from those for other investment advisory clients of the Adviser, it may occur that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and another client purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

                              DECLARATION OF TRUST

     The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Internal Revenue Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust's board of trustees and each Fund's shareholders and for filing with the Securities and Exchange Commission, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     CDC IXIS Asset Management Services, Inc. ("CIS"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays CIS for its services based on the number of open shareholder accounts.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601-6779, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

RATINGS BY MOODY'S:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATINGS BY S&P:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                       APPENDIX B -- FINANCIAL STATEMENTS

570172/D/3

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7%

FOOD & BEVERAGE--8.3%
    General Mills, Inc.                                                1,805,000     $     84,961,350
    Kraft Foods Inc.                                                   2,845,000           83,927,500
    Diageo plc (b)                                                     1,821,000           80,397,150
    H.J. Heinz Company                                                 2,310,000           79,186,800
    Anheuser-Busch Companies, Inc.                                     1,400,000           69,076,000
                                                                                     ----------------
                                                                                          397,548,800
HOUSEHOLD PRODUCTS--1.3%
    The Clorox Company                                                 1,390,200     $     63,768,474

OTHER CONSUMER GOODS & SERVICES--6.3%
    H&R Block, Inc. (c)                                                3,029,300     $    130,714,295
    Fortune Brands, Inc.                                               1,745,600           99,062,800
    Mattel, Inc.                                                       3,839,800           72,802,608
                                                                                     ----------------
                                                                                          302,579,703
BROADCASTING & PROGRAMMING--2.2%
    Liberty Media Corporation, Class A (a)                             7,399,400     $     73,772,018
    The Walt Disney Company                                            1,500,000           30,255,000
                                                                                     ----------------
                                                                                          104,027,018
BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  3,533,000     $     86,487,840

CABLE SYSTEMS & SATELLITE TV--6.1%
    General Motors Corporation,
      Class H (Hughes Electronics Corporation) (a)                     6,100,000     $     87,291,000
    AOL Time Warner Inc. (a)(d)                                        5,727,700           86,545,547
    EchoStar Communications Corporation (a)                            2,075,000           79,410,250
    Comcast Corporation, Special Class A (a)                           1,300,000           38,402,000
                                                                                     ----------------
                                                                                          291,648,797
HARDWARE--1.6%
    The Black & Decker Corporation                                     1,922,200     $     77,945,210

MOTORCYCLES--1.6%
    Harley-Davidson, Inc.                                              1,575,000     $     75,915,000

PUBLISHING--2.7%
    Gannett Co., Inc.                                                    884,500     $     68,601,820
    Knight-Ridder, Inc.                                                  916,000           61,097,200
                                                                                     ----------------
                                                                                          129,699,020
RECREATION & ENTERTAINMENT--1.2%
    Carnival Corporation (e)                                           1,678,300     $     55,199,287

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7% (CONT.)

RESTAURANTS--4.7%
    McDonald's Corporation                                             4,900,000     $    115,346,000
    Yum! Brands, Inc (a)                                               3,674,000          108,823,880
                                                                                     ----------------
                                                                                          224,169,880
RETAIL--10.0%
    The Home Depot, Inc.                                               3,281,500     $    104,515,775
    The Kroger Co. (a)                                                 5,790,000          103,467,300
    The Gap, Inc.                                                      4,776,700           81,777,104
    Safeway Inc. (a)                                                   3,327,000           76,321,380
    J.C. Penney Company, Inc.                                          3,502,900           74,856,973
    Toys 'R' Us, Inc. (a)(c)                                           3,125,000           37,593,750
                                                                                     ----------------
                                                                                          478,532,282
BANK & THRIFTS--7.0%
    Washington Mutual, Inc.                                            4,587,300     $    180,602,001
    U.S. Bancorp                                                       3,700,000           88,763,000
    The Bank of New York Company, Inc.                                 2,300,000           66,953,000
                                                                                     ----------------
                                                                                          336,318,001
INSURANCE--3.2%
    MGIC Investment Corporation                                        1,640,600     $     85,426,042
    AFLAC Incorporated                                                 2,067,000           66,764,100
                                                                                     ----------------
                                                                                          152,190,142
OTHER FINANCIAL--2.4%
    Fannie Mae                                                         1,670,000     $    117,234,000

HEALTH CARE SERVICES--1.1%
    AmerisourceBergen Corp                                             1,000,000     $     54,050,000

MEDICAL PRODUCTS--2.5%
    Baxter International Inc.                                          2,500,000     $     72,650,000
    Guidant Corporation                                                  956,700           44,821,395
                                                                                     ----------------
                                                                                          117,471,395
PHARMACEUTICALS--8.5%
    Bristol-Myers Squibb Company                                       3,750,000     $     96,225,000
    Merck & Co., Inc.                                                  1,850,000           93,647,000
    Abbott Laboratories                                                2,050,000           87,227,500
    Schering-Plough Corporation                                        5,100,000           77,724,000
    Chiron Corporation (a)                                               999,000           51,638,310
                                                                                     ----------------
                                                                                          406,461,810
TELECOMMUNICATIONS--1.8%
    Sprint Corporation                                                 5,741,800     $     86,701,180

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7% (CONT.)

COMPUTER SERVICES--4.8%
    First Data Corporation                                             2,513,800     $    100,451,448
    SunGard Data Systems, Inc. (a)                                     3,203,700           84,289,347
    Automatic Data Processing, Inc.                                    1,200,000           43,020,000
                                                                                     ----------------
                                                                                          227,760,795
COMPUTER SYSTEMS--1.2%
    Sun Microsystems, Inc. (a)                                        17,450,000     $     57,759,500

OFFICE EQUIPMENT--1.4%
    Xerox Corporation (a)                                              6,472,400     $     66,406,824

AEROSPACE & DEFENSE--2.6%
    Honeywell International, Inc.                                      3,250,000     $     85,637,500
    The Boeing Company                                                 1,152,800           39,575,624
                                                                                     ----------------
                                                                                          125,213,124
OTHER INDUSTRIAL GOODS & SERVICES--0.8%
    Illinois Tool Works Inc.                                             604,200     $     40,034,292

WASTE DISPOSAL--1.9%
    Waste Management, Inc.                                             3,474,300     $     90,922,431

OIL & NATURAL GAS--3.2%
    ConocoPhillips                                                     1,435,335     $     78,584,591
    Burlington Resources, Inc.                                         1,571,100           75,727,020
                                                                                     ----------------
                                                                                          154,311,611
ELECTRIC UTILITIES--1.5%
    Duke Energy Corporation                                            3,997,700     $     71,199,037

    TOTAL COMMON STOCKS (COST: $3,864,754,742)                                          4,391,555,453

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--8.4%

U.S. GOVERNMENT BILLS--5.0%
    United States Treasury Bills, 0.845% - 0.93%
      due 10/2/2003 - 11/28/2003                                $    240,000,000     $    239,824,096

    TOTAL U.S. GOVERNMENT BILLS (COST: $239,816,491)                                      239,824,096

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 0.95%
      due 10/1/2003, repurchase price $160,004,222
      collateralized by U.S. Government Agency Securities       $    160,000,000     $    160,000,000
    IBT Repurchase Agreement, 0.75%
      due 10/1/2003, repurchase price $1,752,013
      collateralized by a U.S. Government Agency Security              1,751,976            1,751,976

    TOTAL REPURCHASE AGREEMENTS (COST: $161,751,976)                                      161,751,976

    TOTAL SHORT TERM INVESTMENTS (COST: $401,568,467)                                     401,576,072

    Total Investments (Cost $4,266,323,209)--100.1%                                  $  4,793,131,525
    Other Liabilities In Excess Of Other Assets--(0.1%)                                    (2,616,390)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,790,515,135
                                                                                     ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(d) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.
(e) Represents a foreign domiciled corporation.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8%

OTHER CONSUMER GOODS & SERVICES--11.6%
    H&R Block, Inc. (b)                                                8,859,800     $    382,300,370
    Mattel, Inc.                                                      10,955,400          207,714,384
                                                                                     ----------------
                                                                                          590,014,754
CABLE SYSTEMS & SATELLITE TV--3.8%
    AOL Time Warner Inc. (a)(c)                                       12,710,000     $    192,048,100

HOTELS & MOTELS--2.7%
    Starwood Hotels & Resorts Worldwide, Inc.                          3,880,000     $    135,024,000

INFORMATION SERVICES--7.1%
    The Dun & Bradstreet Corporation (a)(b)                            4,534,900     $    188,379,746
    Moody's Corporation                                                3,123,600          171,704,292
                                                                                     ----------------
                                                                                          360,084,038
PUBLISHING--3.4%
    Knight-Ridder, Inc.                                                2,606,500     $    173,853,550

RESTAURANTS--5.4%
    Yum! Brands, Inc (a)                                               9,307,000     $    275,673,340

RETAIL--10.8%
    The Kroger Co. (a)                                                12,675,700     $    226,514,759
    Toys 'R' Us, Inc. (a)(b)                                          13,698,500          164,792,955
    Office Depot, Inc. (a)                                            11,384,900          159,957,845
                                                                                     ----------------
                                                                                          551,265,559
BANK & THRIFTS--18.1%
    Washington Mutual, Inc.                                           23,351,400     $    919,344,618

INVESTMENT MANAGEMENT--2.5%
    Janus Capital Group, Inc.                                          9,169,600     $    128,099,312

HEALTH CARE SERVICES--4.1%
    IMS Health Incorporated                                            9,903,441     $    208,962,605

PHARMACEUTICALS--6.8%
    Bristol-Myers Squibb Company                                       6,840,200     $    175,519,532
    Chiron Corporation (a)                                             3,292,000          170,163,480
                                                                                     ----------------
                                                                                          345,683,012
TELECOMMUNICATIONS--4.1%
    Sprint Corporation                                                13,834,600     $    208,902,460

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

COMPUTER SERVICES--4.4%
    First Data Corporation                                             5,630,400     $    224,990,784

OFFICE EQUIPMENT--3.9%
    Xerox Corporation (a)                                             19,354,700     $    198,579,222

OIL & NATURAL GAS--4.1%
    Burlington Resources, Inc.                                         4,326,800     $    208,551,760

    TOTAL COMMON STOCKS (COST: $3,484,167,653)                                          4,721,077,114

SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--4.7%
    United States Treasury Bills, 0.77% - 1.015%
      due 10/9/2003 - 12/18/2003                                 $   240,000,000     $    239,731,710

    TOTAL U.S. GOVERNMENT BILLS (COST: $239,719,675)                                      239,731,710

REPURCHASE AGREEMENTS--2.7%
    IBT Repurchase Agreement, 0.95%
      due 10/1/2003, repurchase price $134,503,549
      collateralized by U.S. Government Agency Securities        $   134,500,000     $    134,500,000
    IBT Repurchase Agreement, 0.75%
      due 10/1/2003, repurchase price $741,235
      collateralized by a U.S. Government Agency Security                741,220              741,220

    TOTAL REPURCHASE AGREEMENTS (COST: $135,241,220)                                      135,241,220

    TOTAL SHORT TERM INVESTMENTS (COST: $374,960,895)                                     374,972,930

    Total Investments (Cost $3,859,128,548)--100.2%                                  $  5,096,050,044
    Other Liabilities In Excess Of Other Assets--(0.2%)                                    (9,962,774)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  5,086,087,270
                                                                                     ================

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4%

FOOD & BEVERAGE--7.7%
    Ralcorp Holdings, Inc. (a)                                           575,000       $   15,927,500
    Del Monte Foods Company (a)                                        1,260,000           10,974,600
                                                                                       --------------
                                                                                           26,902,100
HOUSEHOLD PRODUCTS--4.0%
    Tupperware Corporation                                             1,060,000       $   14,182,800

OTHER CONSUMER GOODS & SERVICES--4.9%
    Department 56, Inc. (a)                                              688,000       $    8,737,600
    Callaway Golf Company                                                475,000            6,778,250
    Central Parking Corporation                                          137,200            1,680,700
                                                                                       --------------
                                                                                           17,196,550
SECURITY SYSTEMS--4.4%
    Checkpoint Systems, Inc. (a)                                         968,300       $   15,299,140

APPAREL--3.2%
    Oakley, Inc. (a)                                                     671,200       $    6,712,000
    R.G. Barry Corporation (a)(b)                                        900,000            4,680,000
                                                                                       --------------
                                                                                           11,392,000
AUTOMOBILE RENTALS--2.4%
    Dollar Thrifty Automotive Group, Inc. (a)                            375,000       $    8,520,000

BUILDING MATERIALS & CONSTRUCTION--5.2%
    Insituform Technologies, Inc., Class A (a)                           738,500       $   13,115,760
    Integrated Electrical Services, Inc. (a)                             750,000            5,175,000
                                                                                       --------------
                                                                                           18,290,760
HOTELS & MOTELS--0.8%
    Prime Hospitality Corp. (a)                                          327,800       $    2,848,582

HUMAN RESOURCES--1.0%
    Hudson Highland Group, Inc. (a)                                      175,000       $    3,367,000

INFORMATION SERVICES--4.7%
    eFunds Corporation (a)(b)                                          1,327,600       $   16,395,860

MARKETING SERVICES--0.3%
    Grey Global Group, Inc.                                                1,500       $    1,141,650

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

RESTAURANTS--3.8%
    Triarc Companies, Inc., Class B                                      500,000       $    5,200,000
    Jack in the Box Inc. (a)                                             210,000            3,738,000
    Triarc Companies, Inc.                                               250,000            2,517,500
    Landry's Restaurants, Inc.                                            87,800            1,808,680
                                                                                       --------------
                                                                                           13,264,180
RETAIL--2.2%
    ShopKo Stores, Inc. (a)(c)                                           517,600       $    7,764,000

BANK & THRIFTS--8.4%
    BankAtlantic Bancorp, Inc., Class A                                1,000,000       $   14,250,000
    People's Bank of Bridgeport, Connecticut                             360,000           10,778,400
    PennFed Financial Services, Inc.                                     150,000            4,365,000
                                                                                       --------------
                                                                                           29,393,400
INSURANCE--3.2%
    The PMI Group, Inc.                                                  330,000       $   11,137,500

OTHER FINANCIAL--3.5%
    NCO Group, Inc. (a)                                                  530,000       $   12,439,100

REAL ESTATE--1.8%
    Trammell Crow Company (a)                                            495,000       $    6,162,750

MEDICAL PRODUCTS--7.3%
    Hanger Orthopedic Group, Inc. (a)                                    950,000       $   14,582,500
    CONMED Corporation (a)                                               400,000            8,256,000
    Advanced Medical Optics, Inc. (a)                                    150,000            2,694,000
                                                                                       --------------
                                                                                           25,532,500
COMPUTER SERVICES--4.0%
    CIBER, Inc. (a)                                                    1,625,000       $   12,350,000
    Interland, Inc. (a)                                                  210,000            1,614,900
                                                                                       --------------
                                                                                           13,964,900
COMPUTER SOFTWARE--8.7%
    Mentor Graphics Corporation (a)                                      650,000       $   11,394,500
    MSC.Software Corp. (a)                                             1,350,000            9,720,000
    Sybase, Inc. (a)                                                     550,000            9,355,500
                                                                                       --------------
                                                                                           30,470,000
COMPUTER SYSTEMS--1.7%
    Optimal Robotics Corp., Class A (a)(d)                               723,500       $    6,120,810

DATA STORAGE--2.0%
    Imation Corp.                                                        215,000       $    7,019,750

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--1.7%
    SureBeam Corporation, Class A (a)(b)                               4,250,000       $    6,077,500

FORESTRY PRODUCTS--0.9%
    Schweitzer-Mauduit International, Inc.                               130,500       $    3,295,125

OIL & NATURAL GAS--5.6%
    St. Mary Land & Exploration Company                                  350,000       $    8,862,000
    Cabot Oil & Gas Corporation                                          250,000            6,500,000
    Berry Petroleum Company                                              232,800            4,255,584
                                                                                       --------------
                                                                                           19,617,584

    TOTAL COMMON STOCKS (COST: $306,039,431)                                              327,795,541

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--4.3%
    United States Treasury Bills, 0.845% - 0.91%
      due 10/2/2003 - 10/9/2003                                  $    15,000,000       $   14,998,813

    TOTAL U.S. GOVERNMENT BILLS (COST: $14,998,813)                                        14,998,813

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $9,000,238 collateralized by
      U.S. Government Agency Securities                          $     9,000,000       $    9,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $1,558,003 collateralized by a
      U.S. Government Agency Security                                  1,587,970            1,587,970

    TOTAL REPURCHASE AGREEMENTS (COST: $10,587,970)                                        10,587,970

    TOTAL SHORT TERM INVESTMENTS (COST: $25,586,783)                                       25,586,783
    Total Investments (Cost $331,626,214)--100.7%                                      $  353,382,324

NAME                                                      SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

RETAIL--(0.1%)
    ShopKo Stores, Inc., March 17.50 Calls                               (45,000)      $      (38,250)
    ShopKo Stores, Inc., December 15 Calls                               (50,000)             (60,000)
                                                                                       --------------
                                                                                              (98,250)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
      $(116,769))--(0.1%)                                                              $      (98,250)
    Other Liabilities In Excess Of Other Assets--(0.6%)                                    (2,270,441)
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $  351,013,633
                                                                                       ==============

(a) Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

(c) A portion of this security has been segregated to cover written option contracts.

(d) Represents a foreign domiciled corporation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2%

COMMON STOCKS--55.8%

FOOD & BEVERAGE--4.6%
    Diageo plc (b)                                                     2,300,000     $    101,545,000
    Nestle SA (b)                                                      1,200,000           69,170,400
    Kraft Foods Inc.                                                   1,000,000           29,500,000
                                                                                     ----------------
                                                                                          200,215,400
CABLE SYSTEMS & SATELLITE TV--2.1%
    General Motors Corporation, Class H
      (Hughes Electronics Corporation) (a)                             6,356,200     $     90,957,222

HARDWARE--0.7%
    The Stanley Works                                                    962,100     $     28,401,192

INFORMATION SERVICES--2.0%
    Ceridian Corporation (a)                                           4,800,000     $     89,376,000

MARKETING SERVICES--1.9%
    The Interpublic Group of Companies, Inc.                           5,750,000     $     81,190,000

RESTAURANTS--0.4%
    Darden Restaurants, Inc.                                           1,000,000     $     19,000,000

RETAIL--3.7%
    Costco Wholesale Corporation (a)                                   2,200,000     $     68,376,000
    J.C. Penney Company, Inc.                                          3,000,000           64,110,000
    Office Depot, Inc. (a)                                             2,230,000           31,331,500
                                                                                     ----------------
                                                                                          163,817,500

INSURANCE--2.4%
    SAFECO Corporation                                                 2,900,000     $    102,254,000
    RenaissanceRe Holdings Ltd. (c)                                      100,000            4,563,000
                                                                                     ----------------
                                                                                          106,817,000

REAL ESTATE--0.4%
    Hospitality Properties Trust                                         488,500     $     17,136,580

HEALTH CARE SERVICES--4.3%
    Caremark Rx, Inc. (a)                                              4,250,000     $     96,050,000
    Cardinal Health, Inc.                                              1,600,000           93,424,000
                                                                                     ----------------
                                                                                          189,474,000

MANAGED CARE SERVICES--2.4%
    First Health Group Corp. (a)(d)                                    3,950,000     $    103,292,500

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2% (CONT.)

MEDICAL CENTERS--2.3%
    Laboratory Corporation of America Holdings (a)                     3,500,000     $    100,450,000

MEDICAL PRODUCTS--1.7%
    Apogent Technologies, Inc. (a)                                     2,264,400     $     47,235,384
    Techne Corporation (a)                                               750,000           23,842,500
    Edwards Lifesciences Corporation (a)                                 100,000            2,708,000
                                                                                     ----------------
                                                                                           73,785,884

PHARMACEUTICALS--3.0%
    Watson Pharmaceuticals, Inc. (a)                                   2,550,000     $    106,309,500
    Abbott Laboratories                                                  565,400           24,057,770
                                                                                     ----------------
                                                                                          130,367,270

COMPUTER SERVICES--1.4%
    Concord EFS, Inc. (a)                                              4,500,000     $     61,515,000

COMPUTER SOFTWARE--3.9%
    Synopsys, Inc. (a)                                                 3,690,000     $    113,541,300
    Novell, Inc. (a)                                                   8,000,000           42,640,000
    Mentor Graphics Corporation (a)                                      800,000           14,024,000
                                                                                     ----------------
                                                                                          170,205,300

COMPUTER SYSTEMS--0.7%
    The Reynolds and Reynolds Company, Class A                         1,164,000     $     32,068,200

AEROSPACE & DEFENSE--4.2%
    Rockwell Collins, Inc.                                             3,107,900     $     78,474,475
    General Dynamics Corporation                                         730,800           57,046,248
    Honeywell International, Inc.                                      1,889,500           49,788,325
                                                                                     ----------------
                                                                                          185,309,048

AGRICULTURAL EQUIPMENT--0.0%
    Alamo Group, Inc.                                                    141,900     $      2,023,494

DIVERSIFIED CONGLOMERATES--1.3%
    Textron, Inc.                                                      1,400,100     $     55,233,945

INSTRUMENTS--1.2%
    Varian, Inc. (a)                                                   1,649,400     $     51,659,208

MACHINERY & INDUSTRIAL PROCESSING--2.0%
    Rockwell Automation, Inc.                                          2,075,000     $     54,468,750
    Cooper Industries, Ltd.                                              727,500           34,941,825
                                                                                     ----------------
                                                                                           89,410,575

AGRICULTURAL OPERATIONS--1.9%
    Monsanto Company                                                   3,500,000     $     83,790,000

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2% (CONT.)

FORESTRY PRODUCTS--1.5%
    Plum Creek Timber Company, Inc.                                    2,657,044     $     67,595,199

OIL & NATURAL GAS--5.8%
    Burlington Resources, Inc.                                         2,100,000     $    101,220,000
    XTO Energy, Inc.                                                   4,499,933           94,453,594
    St. Mary Land & Exploration Company                                1,200,000           30,384,000
    Cabot Oil & Gas Corporation                                        1,075,000           27,950,000
    Cross Timbers Royalty Trust                                           33,295              699,195
                                                                                     ----------------
                                                                                          254,706,789

    TOTAL COMMON STOCKS (COST: $2,080,904,989)                                          2,447,797,306

CONVERTIBLE BONDS--0.4%

CABLE SYSTEMS & SATELLITE TV--0.4%
    EchoStar Communications Corporation,
      4.875% due 1/1/2007                                        $    15,000,000     $     15,281,250

    TOTAL CONVERTIBLE BONDS (COST: $12,744,913)                                            15,281,250

    TOTAL EQUITY AND EQUIVALENTS (COST: $2,093,649,902)                                 2,463,078,556

FIXED INCOME--33.4%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500     $        446,310

TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000     $        502,600

    TOTAL PREFERRED STOCKS (COST: $935,000)                                                   948,910

CORPORATE BONDS--2.1%

BROADCASTING & PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture          12,900,000     $     14,934,137

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                           750,000     $        821,250

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.4% (CONT.)

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                           3,000,000     $      3,067,500

HOTELS & MOTELS--0.1%
    HMH Properties, 7.875% due 8/1/2005, Senior Note Series A          2,960,000     $      3,034,000
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes        2,750,000            2,822,187
                                                                                     ----------------
                                                                                            5,856,187

RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                                 9,187,000     $      9,876,025
    Toys 'R' Us, Inc., 7.875% due 4/15/2013                            5,000,000            5,467,800
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes           4,900,000            5,022,500
    Ugly Duckling Corporation, 12.00% due 10/23/2003,
      Subordinated Debenture                                             650,000              642,687
                                                                                     ----------------
                                                                                           21,009,012

HEALTH CARE SERVICES--0.5%
    Omnicare, Inc., 6.125% due 6/1/2013                               20,000,000     $     19,600,000

MEDICAL PRODUCTS--0.0%
    Apogent Technologies Inc., 144A, 6.50% due 5/15/2013               1,000,000     $      1,025,000

OFFICE EQUIPMENT--0.3%
    Xerox Corporation, 7.125% due 6/15/2010                           15,000,000     $     14,887,500

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                               3,000,000     $      2,640,000

OTHER INDUSTRIAL GOODS & SERVICES--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013                 8,300,000     $      8,407,975

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                    458,221     $        498,315

    TOTAL CORPORATE BONDS (COST: $87,298,047)                                              92,746,876

GOVERNMENT AND AGENCY SECURITIES--31.3%

CANADIAN GOVERNMENT BONDS--3.4%
    Canada Government, 3.50% due 6/1/2004                            100,000,000     $     74,487,227
    Canada Government, 3.00% due 12/1/2005                           100,000,000           74,091,077
                                                                                     ----------------
                                                                                          148,578,304

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.4% (CONT.)

U.S. GOVERNMENT NOTES--27.2%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                              247,224,840     $    271,947,324
    United States Treasury Notes, 5.75% due 11/15/2005               200,000,000          217,593,800
    United States Treasury Notes, 1.625% due 1/31/2005               200,000,000          201,265,600
    United States Treasury Notes, 1.50% due 7/31/2005                200,000,000          200,461,000
    United States Treasury Notes, 1.50% due 2/28/2005                125,000,000          125,576,125
    United States Treasury Notes, 1.875% due 9/30/2004                75,000,000           75,600,600
    United States Treasury Notes, 1.625% due 4/30/2005                50,000,000           50,292,950
    United States Treasury Notes, 1.25% due 5/31/2005                 50,000,000           49,970,700
                                                                                     ----------------
                                                                                        1,192,708,099
U.S. GOVERNMENT AGENCIES--0.7%
    Federal Home Loan Mortgage Corporation,
      3.75% due 11/26/2007                                            10,000,000     $     10,041,380
    Federal Home Loan Mortgage Corporation,
      2.35% due 5/5/2008                                               7,100,000            7,147,187
    Fannie Mae, 2.25% due 12/30/2008                                   6,975,000            6,901,281
    Federal Home Loan Bank, 3.125% due 7/10/2009                       4,000,000            3,897,568
    Federal Home Loan Bank, 5.10% due 12/26/2006                       2,035,000            2,053,584
    Federal Home Loan Bank, 3.875% due 12/15/2004                      1,000,000            1,029,836
                                                                                     ----------------
                                                                                           31,070,836

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $1,335,285,283)                       1,372,357,239

    TOTAL FIXED INCOME (COST: $1,423,518,330)                                           1,466,053,025

SHORT TERM INVESTMENTS--9.7%

U.S. GOVERNMENT BILLS--7.5%
    United States Treasury Bills, 0.765% - 0.925%
      due 10/2/2003 - 12/26/2003                                 $   330,000,000     $    329,705,731

    TOTAL U.S. GOVERNMENT BILLS (COST: $329,700,153)                                      329,705,731

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $92,002,428 collateralized by
      U.S. Government Agency Securities                          $    92,000,000     $     92,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $1,457,275 collateralized by a
      U.S. Government Agency Security                                  1,457,245            1,457,245

    TOTAL REPURCHASE AGREEMENTS (COST: $93,457,245)                                        93,457,245

    TOTAL SHORT TERM INVESTMENTS (COST: $423,157,398)                                     423,162,976

    Total Investments (Cost $3,940,325,630)--99.3%                                   $  4,352,294,557

NAME                                                              CONTRACTS HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%

BANK & THRIFTS--0.0%
    First Health Group Corp., January 30 Calls                               420     $         22,050
    First Health Group Corp., October 30 Calls                               170                2,550
                                                                                     ----------------
                                                                                               24,600

AEROSPACE & DEFENSE--0.0%
    General Dynamics Corporation, November 80 Calls                        2,548     $        522,340

    TOTAL CALL OPTIONS PURCHASED (COST: $431,250)--0.0%                              $        546,940

    Other Assets In Excess Of Other Liabilities--0.7%                                      31,807,514
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,384,649,011
                                                                                     ================

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

(c) Represents a foreign domiciled corporation.

(d) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

FOOD & BEVERAGE--11.3%
    Diageo plc (Great Britain)       Beverages, Wines, & Spirits
                                       Manufacturer                          3,885,000       $   42,041,811
    Nestle SA (Switzerland)          Food & Beverage Manufacturer              139,100           32,072,048
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (b)          Soft Drinks, Juices & Sports Drinks
                                       Manufacturer                             13,430            6,375,499
                                                                                             --------------
                                                                                                 80,489,358
HOUSEHOLD PRODUCTS--3.0%
    Henkel KGaA (Germany)            Consumer Chemical Products
                                       Manufacturer                            328,700       $   21,065,972
BROADCASTING & PROGRAMMING--3.8%
    Grupo Televisa
      S.A. (Mexico) (c)              Television Production
                                       & Broadcasting                          566,500       $   20,728,235
    Liberty Media
      Corporation, Class A
      (United States) (a)            Broadcast Services & Programming          650,000            6,480,500
                                                                                             --------------
                                                                                                 27,208,735
CABLE SYSTEMS & SATELLITE TV--1.4%
    AOL Time Warner Inc.
      (United States) (a)(d)         Multimedia                                675,000       $   10,199,250

HUMAN RESOURCES--1.7%
    Michael Page
      International plc
      (Great Britain) (b)            Recruitment Consultancy Services        4,815,400       $   11,966,936

INFORMATION SERVICES--7.0%
    eFunds Corporation
      (United States) (a)(b)(e)      Electronic Debit Payment Services       1,845,000       $   22,785,750
    Ceridian Corporation
      (United States) (a)            Data Management Services                1,025,000           19,085,500
    Equifax Inc.
      (United States)                Credit Reporting & Collection             350,000            7,794,500
                                                                                             --------------
                                                                                                 49,665,750
MARKETING SERVICES--3.5%
    The Interpublic Group
      of Companies, Inc.
      (United States)                Advertising & Marketing Services        1,750,000       $   24,710,000

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

MOTORCYCLES--0.4%
    Ducati Motor Holding
      S.p.A. (Italy) (a)             Motorcycle Manufacturer                 1,933,500       $    3,174,492

RETAIL--5.8%
    Bulgari S.p.A. (Italy)           Jewelry Manufacturer & Retailer         2,890,100       $   23,270,731
    The TJX Companies, Inc.
      (United States)                Discount Apparel
                                       & Home Fashion Retailer                 900,000           17,478,000
                                                                                             --------------
                                                                                                 40,748,731
BANK & THRIFTS--1.8%
    Banco Popolare di Verona
      e Novara Scrl (Italy)          Commercial Bank                           498,600       $    7,028,280
    Washington Mutual, Inc.
      (United States)                Thrift                                    150,000            5,905,500
                                                                                             --------------
                                                                                                 12,933,780
FINANCIAL SERVICES--2.5%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)           Asset Management                           39,800       $   11,451,937
    Credit Suisse Group
      (Switzerland)                  Investment Services & Insurance           190,700            6,100,841
                                                                                             --------------
                                                                                                 17,552,778
OTHER FINANCIAL--9.2%
    Fannie Mae
      (United States) (e)            Mortgage Provider                         400,000       $   28,080,000
    Euronext (Netherlands)           Stock Exchange                            968,200           23,590,559
    Daiwa Securities Group
      Inc. (Japan)                   Stock Broker                            2,062,000           13,967,432
                                                                                             --------------
                                                                                                 65,637,991
MANAGED CARE SERVICES--3.9%
    First Health Group Corp.
      (United States) (a)(b)         Health Benefits Company                 1,064,000       $   27,823,600

MEDICAL CENTERS--2.6%
    Laboratory Corporation
      of America Holdings
      (United States) (a)            Medical Laboratory
                                       & Testing Services                      650,000       $   18,655,000

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

MEDICAL PRODUCTS--2.9%
    Ansell Limited
      (Australia)                    Protective Rubber
                                       & Plastics Products                   4,468,100       $   20,424,936

PHARMACEUTICALS--9.8%
    Aventis S.A. (France)            Pharmaceuticals                           520,900       $   27,040,902
    Takeda Chemical
      Industries, Ltd. (Japan)       Pharmaceuticals
                                       & Food Supplements                      656,900           23,986,928
    GlaxoSmithKline plc
      (Great Britain)                Pharmaceuticals                           875,300           18,231,290
                                                                                             --------------
                                                                                                 69,259,120
TELECOMMUNICATIONS--1.7%
    SK Telecom Co.,
      Ltd. (Korea)                   Mobile Telecommunications                  73,700       $   11,790,462

TELECOMMUNICATIONS EQUIPMENT--0.7%
    Telefonaktiebolaget
      LM Ericsson,
      Class B (Sweden) (a)           Mobile & Wired
                                       Telecommunications Products           3,470,000       $    5,060,790

COMPUTER SERVICES--5.6%
    Concord EFS, Inc.
      (United States) (a)            Electronic Processing Services          1,450,000       $   19,821,500
    Meitec Corporation
      (Japan) (b)                    Software Engineering Services             381,200           14,022,250
    First Data Corporation
      (United States)                Data Processing & Management              150,000            5,994,000
                                                                                             --------------
                                                                                                 39,837,750
COMPUTER SOFTWARE--3.9%
    Novell, Inc.
      (United States) (a)            Network & Internet
                                       Integration Software                  3,000,000       $   15,990,000
    Synopsys, Inc.
      (United States) (a)(e)         Electronic Design Automation              390,000           12,000,300
                                                                                             --------------
                                                                                                 27,990,300
OFFICE EQUIPMENT--2.4%
    Neopost SA (France)              Mailroom Equipment Supplier               362,050       $   16,790,775

                                                                          SHARES HELD/
NAME                                 DESCRIPTION                             PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

AIRPORT MAINTENANCE--0.9%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)(c)                Airport Operator                          463,000       $    6,806,100

DIVERSIFIED CONGLOMERATES--3.6%
    Vivendi Universal
      SA (France) (a)                Multimedia                              1,430,500       $   25,336,730

INSTRUMENTS--0.6%
    Orbotech, Ltd.
      (Israel) (a)(b)                Optical Inspection Systems                228,700       $    4,674,628

CHEMICALS--2.2%
    Akzo Nobel N.V.
      (Netherlands)                  Chemical Producer                         497,800       $   15,528,245

    TOTAL COMMON STOCKS (COST: $573,667,677)                                                    655,332,209

SHORT TERM INVESTMENTS--9.2%

U.S. GOVERNMENT BILLS--7.0%
    United States Treasury Bills, 0.845%-0.93%
      due 10/2/2003 - 10/23/2003                                          $ 50,000,000       $   49,988,023

    TOTAL U.S. GOVERNMENT BILLS (COST: $49,988,023)                                              49,988,023

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price of $13,500,356, collateralized by
      U.S. Government Agency Securities                                   $ 13,500,000       $   13,500,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price of $1,835,844, collateralized by
      a U.S. Government Agency Security                                      1,835,806            1,835,806

    TOTAL REPURCHASE AGREEMENTS (COST: $15,335,806)                                              15,335,806

    TOTAL SHORT TERM INVESTMENTS (COST: $65,323,829)                                             65,323,829
    Total Investments (Cost $638,991,506)--101.4%                                            $  720,656,038

NAME                                 DESCRIPTION                SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

INFORMATION SERVICES--0.0%
    eFunds Corporation,
      December 15 Calls
      (United States)                Electronic Debit Payment Services        (100,000)      $      (22,500)
COMPUTER SOFTWARE--0.0%
    Synopsys, Inc.,
      December 35 Calls
      (United States)                Electronic Design Automation             (100,000)      $      (80,000)

    TOTAL CALL OPTIONS WRITTEN
     (PREMIUMS RECEIVED:
     $(175,242))--0.0%                                                                             (102,500)

NAME                                 DESCRIPTION                 SHARES SUBJECT TO PUT         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%

COMPUTER SOFTWARE--0.0%
    Synopsys, Inc.,
      December 27.50 Puts
      (United States)                Electronic Design Automation             (100,000)      $     (105,000)

    TOTAL PUT OPTIONS WRITTEN
      (PREMIUMS RECEIVED:
      $(80,746))--0.0%                                                                             (105,000)

    Other Liabilities In Excess Of Other Assets--(1.4%)                                          (9,851,103)
                                                                                             --------------
    TOTAL NET ASSETS--100%                                                                   $  710,597,435
                                                                                             ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c) Represents an American Depository Receipt.
(d) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.
(e) A portion of this security has been segregated to cover written option contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--14.2%
    Diageo plc (Great Britain)       Beverages, Wines, & Spirits
                                       Manufacturer                          9,655,900     $    104,492,027
    Nestle SA (Switzerland)          Food & Beverage Manufacturer              392,300           90,451,937
    Cadbury Schweppes
      plc (Great Britain)            Beverage & Confectionary
                                       Manufacturer                         11,515,500           70,874,053
    Pernod-Ricard SA (France)        Manufactures Wines, Spirits,
                                       & Fruit Juices                          615,425           58,302,180
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)          Soft Drinks, Juices & Sports Drinks
                                       Manufacturer                             83,400           39,591,705
    Fomento Economico
      Mexicano S.A. de C.V.
      (Mexico) (b)                   Soft Drink & Beer Manufacturer            979,700           37,375,555
                                                                                           ----------------
                                                                                                401,087,457
HOUSEHOLD PRODUCTS--3.1%
    Henkel KGaA (Germany)            Consumer Chemical Products
                                       Manufacturer                          1,355,350     $     86,862,687

OTHER CONSUMER GOODS &
  SERVICES--1.6%
    Swatch Group AG,
      Bearer Shares
      (Switzerland)                  Watch Manufacturer                        457,900     $     43,513,762
    Swatch Group AG,
      Registered Shares
      (Switzerland)                  Watch Manufacturer                         24,700              474,119
                                                                                           ----------------
                                                                                                 43,987,881
AUTOMOBILES--2.2%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                      Luxury Automobile Manufacturer          1,620,100     $     61,259,808

AUTOMOTIVE--1.9%
    Compagnie Generale
      des Etablissements
      Michelin (France)              Tire Manufacturer                       1,454,500     $     54,116,756

BROADCASTING & PROGRAMMING--2.4%
    Grupo Televisa
      S.A. (Mexico) (b)              Television Production
                                       & Broadcasting                        1,841,200     $     67,369,508

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

HUMAN RESOURCES--2.1%
    Michael Page International
      plc (Great Britain) (c)        Recruitment Consultancy Services       23,736,600     $     58,988,739

MARKETING SERVICES--3.8%
    Publicis Groupe (France)         Advertising & Media Services            2,286,100     $     62,814,244
    Aegis Group
      plc (Great Britain)            Media Services                         30,524,200           44,524,681
                                                                                           ----------------
                                                                                                107,338,925
PUBLISHING--4.3%
    John Fairfax Holdings
      Limited (Australia)            Newspaper Publisher                    32,814,100     $     71,652,951
    Reed Elsevier
      plc (Great Britain)            Publisher                               5,943,100           46,506,405
                                                                                           ----------------
                                                                                                118,159,356
RECREATION & ENTERTAINMENT--0.9%
    Nintendo Company,
      Ltd. (Japan)                   Video Game Manufacturer                   284,800     $     23,916,454

RETAIL--3.1%
    Signet Group
      plc (Great Britain)            Jewelry Retailer                       28,446,100     $     49,768,465
    Giordano International
      Limited (Hong Kong) (c)        Pacific Rim Clothing Retailer
                                       & Manufacturer                       82,924,300           37,744,455
                                                                                           ----------------
                                                                                                 87,512,920
BANK & THRIFTS--11.0%
    Sanpaolo IMI S.p.A. (Italy)      Banking Services                        6,565,300     $     65,294,592
    Bank of Ireland (Ireland)        Commercial Banking                      5,347,000           63,925,871
    BNP Paribas SA (France)          Commercial Banking                      1,156,000           56,709,921
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                    Commercial Banking                      6,178,368           47,876,323
    Banco Popolare di Verona
      e Novara Scrl (Italy)          Commercial Banking                      2,938,400           41,419,772
    Svenska Handelsbanken
      AB (Sweden)                    Commercial Banking                      1,498,800           25,437,816
    Kookmin Bank (Korea)             Commercial Banking                        231,168            7,577,302
                                                                                           ----------------
                                                                                                308,241,597
FINANCIAL SERVICES--1.8%
    Credit Suisse Group
      (Switzerland)                  Investment Services & Insurance         1,552,900     $     49,680,101

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

OTHER FINANCIAL--7.6%
    Daiwa Securities Group
      Inc. (Japan)                   Stock Broker                           11,688,000     $     79,171,362
    Euronext (Netherlands)           Stock Exchange                          3,221,600           78,495,500
    Deutsche Boerse
      AG (Germany)                   Electronic Trading Systems              1,105,200           56,407,142
                                                                                           ----------------
                                                                                                214,074,004
PHARMACEUTICALS--11.4%
    GlaxoSmithKline
      plc (Great Britain)            Pharmaceuticals                         4,799,700     $     99,971,123
    Aventis S.A. (France)            Pharmaceuticals                         1,738,800           90,264,390
    Takeda Chemical Industries,
       Ltd. (Japan)                  Pharmaceuticals
                                       & Food Supplements                    2,314,000           84,496,501
    Novartis AG (Switzerland)        Pharmaceuticals                         1,170,700           45,297,975
                                                                                           ----------------
                                                                                                320,029,989
TELECOMMUNICATIONS--2.7%
    SK Telecom Co., Ltd. (Korea)     Mobile Telecommunications                 473,600     $     75,766,117

TELECOMMUNICATIONS EQUIPMENT--1.4%
    Telefonaktiebolaget
      LM Ericsson,
      Class B (Sweden) (a)           Mobile & Wired
                                       Telecommunications Products          26,012,000     $     37,936,964

COMPUTER SERVICES--2.1%
    Meitec Corporation
      (Japan) (c)                    Software Engineering Services           1,613,200     $     59,340,750

AIRPORT MAINTENANCE--0.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)(c)                Airport Operator                          242,000     $      3,557,400

DIVERSIFIED CONGLOMERATES--3.4%
    Vivendi Universal
      SA (France) (a)                Multimedia                              4,702,700     $     83,293,282
    LVMH Moet Hennessy
      Louis Vuitton
      SA (France)                    Diversified Luxury Goods                  159,600            9,921,708
    Haw Par Corporation
      Limited (Singapore)            Healthcare & Leisure Products              58,338              144,390
                                                                                           ----------------
                                                                                                 93,359,380

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

INSTRUMENTS--1.5%
    Orbotech, Ltd.
      (Israel) (a)(c)                Optical Inspection Systems              2,041,200     $     41,722,128

MACHINERY & INDUSTRIAL
  PROCESSING--1.4%
    Metso Corporation
      (Finland)                      Paper & Pulp Machinery                  3,863,000     $     38,576,662

OTHER INDUSTRIAL GOODS &
  SERVICES--2.5%
    Enodis plc
      (Great Britain) (a)(c)         Food Processing Equipment              33,585,320     $     39,080,214
    Chargeurs SA (France) (c)        Wool, Textile Production
                                       & Trading                             1,050,201           30,593,668
                                                                                           ----------------
                                                                                                 69,673,882
TRANSPORTATION SERVICES--2.1%
    Associated British
      Ports Holdings
      plc (Great Britain)            Port Operator                           8,497,299     $     58,371,811

CHEMICALS--6.5%
    Akzo Nobel N.V.
      (Netherlands)                  Chemical Producer                       2,576,500     $     80,370,678
    Givaudan (Switzerland)           Fragrance & Flavor Compound
                                       Manufacturer                            182,700           77,332,601
    Lonza Group AG,
      Registered Shares
      (Switzerland)                  Industrial Organic Chemicals              492,900           23,102,646
                                                                                           ----------------
                                                                                                180,805,925

    TOTAL COMMON STOCKS
      (COST: $2,310,623,395)                                                                  2,661,737,201

NAME                                 DESCRIPTION                             PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.7%

U.S. GOVERNMENT BILLS--1.4%
    United States Treasury Bills, 0.845%-0.875%
      due 10/2/2003 - 10/9/2003                                       $     40,000,000     $     39,995,759

    TOTAL U.S. GOVERNMENT BILLS (COST: $39,995,759)                                              39,995,759

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $90,502,388 collateralized by
      U.S. Government Agency Securities                               $     90,500,000     $     90,500,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $2,247,122 collateralized by
      a U.S. Government Agency Security                                      2,247,075            2,247,075

    TOTAL REPURCHASE AGREEMENTS (COST: $92,747,075)                                              92,747,075

    TOTAL SHORT TERM INVESTMENTS (COST: $132,742,834)                                           132,742,834

    Total Investments (Cost $2,443,366,229)--99.8%                                         $  2,794,480,035
    Other Assets In Excess Of Other Liabilities--0.2%                                             5,365,101
                                                                                           ----------------
    TOTAL NET ASSETS--100%                                                                 $  2,799,845,136
                                                                                           ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8%

FOOD & BEVERAGE--5.9%
    Campari Group (Italy)                               Soft Drinks, Wines, &
                                                          Spirits Producer                           245,200   $    9,925,888
    Baron de Ley, S.A.
      (Spain) (a)                                       Wines & Spirits Manufacturer                 150,985        6,069,767
    Hite Brewery
      Co., Ltd. (Korea)                                 Brewer                                        68,000        4,138,591
    Alaska Milk Corporation
      (Philippines) (b)                                 Milk Producer                             49,394,000        2,745,362
    Grupo Continental, S.A.
      (Mexico)                                          Soft Drink Manufacturer                    1,654,100        2,451,633
    Kook Soon Dang
      Brewery Co., Ltd.
      (Korea)                                           Wine & Spirits Manufacturer                  122,676        2,191,881
                                                                                                               --------------
                                                                                                                   27,523,122
HOUSEHOLD PRODUCTS--0.6%
    Societe BIC SA (France)                             Consumer & Office Supplies                    64,800   $    2,763,600

OTHER CONSUMER GOODS & SERVICES--0.2%
    Royal Doulton plc
      (Great Britain) (a)(b)                            Tableware & Giftware                      22,373,000   $    1,069,231

BROADCASTING & PUBLISHING--2.3%
    Tamedia AG (Switzerland)                            TV Broadcasting & Publishing                 184,151   $   11,155,174

BUILDING MATERIALS & CONSTRUCTION--0.8%
    Fletcher Building Limited
      (New Zealand)                                     Building Materials Manufacturer            1,489,800   $    3,788,877

HUMAN RESOURCES--2.1%
    DIS Deutscher Industrie
      Service AG (Germany)                              Recruitment Consultancy Services             552,142   $   10,242,665

INFORMATION SERVICES--4.6%
    Baycorp Advantage
      Limited (Australia) (b)                             Credit Reference Services               14,303,477   $   22,184,264

MARKETING SERVICES--2.1%
    Asatsu-DK, Inc. (Japan)                             Advertising Services Provider                426,700   $    9,934,384

MOTORCYCLES--1.1%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                                Motorcycle Manufacturer                    3,238,300   $    5,316,762

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

PUBLISHING--2.2%
    Recoletos Grupo de
      Comunicacion, S.A.
      (Spain)                                           Publisher                                    880,000   $    6,121,757
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand) (b)                                    Newspaper Publisher                        2,039,500        4,381,639
                                                                                                               --------------
                                                                                                                   10,503,396
RECREATION & ENTERTAINMENT--2.0%
    Square Enix Co., Ltd.
      (Japan)                                           Entertainment Software                       324,600   $    8,096,070
    Konami Sports
      Corporation (Japan)                               Fitness Centers                               96,500        1,506,460
                                                                                                               --------------
                                                                                                                    9,602,530
RETAIL--9.3%
    Bulgari S.p.A. (Italy)                              Jewelry Manufacturer & Retailer            2,170,800   $   17,479,016
    Carpetright plc
      (Great Britain)                                   Carpet Retailer                            1,174,500       15,326,115
    D.F.S. Furniture Company
      plc (Great Britain)                               Furniture Retailer & Manufacturer          1,743,600       11,897,876
                                                                                                               --------------
                                                                                                                   44,703,007
BANK & THRIFTS--3.7%
    Jyske Bank A/S
      (Denmark) (a)                                     Commercial Banking                           222,400   $    9,562,739
    Vontobel Holding AG
      (Switzerland)                                     Commercial Banking                           469,000        7,972,627
                                                                                                               --------------
                                                                                                                   17,535,366
FINANCIAL SERVICES--4.6%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                              Asset Management                              49,090   $   14,125,014
    Van der Moolen Holding
      N.V. (Netherlands)                                International Trading Firm                   761,200        7,920,806
                                                                                                               --------------
                                                                                                                   22,045,820
OTHER FINANCIAL--2.5%
    Ichiyoshi Securities Co.,
      Ltd. (Japan)                                      Stock Broker                               2,480,000   $    9,545,308
    TSX Group Inc. (Canada)                             Stock Exchanges                              101,500        2,442,614
                                                                                                               --------------
                                                                                                                   11,987,922
MEDICAL PRODUCTS--4.2%
    Ansell Limited (Australia)                          Protective Rubber &
                                                          Plastics Products                        3,587,350   $   16,398,781
    Coloplast A/S, Class B                              Healthcare Products &
      (Denmark)                                           Services Provider                           46,100        3,863,128
                                                                                                               --------------
                                                                                                                   20,261,909

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

PHARMACEUTICALS--0.6%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                                 Pharmaceuticals                              265,500   $    2,977,526

TELECOMMUNICATIONS--0.5%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                                       Satellite Operator                         1,491,000   $    2,281,436

COMPUTER SERVICES--4.2%
    Morse plc (Great Britain)                           Business & Technology Solutions            5,734,300   $   12,153,462
    Sopra Group (France)                                Computer Engineering                         128,430        5,207,926
    Alten (France) (a)                                  Systems Consulting & Engineering             298,141        3,081,516
                                                                                                               --------------
                                                                                                                   20,442,904
COMPUTER SYSTEMS--2.4%
    Lectra (France) (a)                                 Manufacturing Process Systems              1,718,500   $   11,714,520

OFFICE EQUIPMENT--3.6%
    Neopost SA (France)                                 Mailroom Equipment Supplier                  374,800   $   17,382,081

AIRPORT MAINTENANCE--6.5%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)(c)                                   Airport Operator                           1,064,000   $   15,640,800
    Kobenhavns Lufthavne
      A/S (Copenhagen
      Airports A/S - CPH)
      (Denmark)                                         Airport Management &
                                                          Operations                                 162,700       15,191,529
                                                                                                               --------------
                                                                                                                   30,832,329
DIVERSIFIED CONGLOMERATES--6.3%
    Pargesa Holding AG
      (Switzerland)                                     Diversified Operations                         5,374   $   12,390,739
    Financiere Marc de
      Lacharriere SA
      (Fimalac) (France)                                Diversified Operations                       346,764        9,071,299
    Tae Young Corp. (Korea)                             Heavy Construction                           213,000        8,518,889
    Financiere Marc de
      Lacharriere SA (Fimalac),
      Warrants (France)                                 Diversified Operations                        31,866           83,918
                                                                                                               --------------
                                                                                                                   30,064,845

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

ENVIRONMENTAL PRODUCTS & SERVICES--0.1%
    Munters AB (Sweden)                                 Cooling & Moisture Control Systems            23,500   $      509,551

INSTRUMENTS--1.7%
    Vaisala Oyj, Class A
      (Finland)                                         Atmospheric Observation Equipment            329,700   $    8,052,474

MACHINERY & INDUSTRIAL PROCESSING--8.1%
    Pfeiffer Vacuum
      Technology AG
      (Germany) (b)                                        Vacuum Pump Manufacturer                  471,140   $   14,262,913
    Alfa Laval (Sweden)                                 Filtration & Separation Equipment          1,133,100       13,308,221
    Carbone Lorraine SA
      (France)                                          Electrical Systems Manufacturer              300,382        9,678,056
    Andritz AG (Austria)                                General Industrial Machinery                  41,700        1,348,398
                                                                                                               --------------
                                                                                                                   38,597,588

OTHER INDUSTRIAL GOODS & SERVICES--5.3%
    Schindler Holding AG
      (Switzerland) (a)                                 Elevator & Escalator Manufacturer             71,900   $   16,768,409
    LISI (France)                                       Industrial Fastener Manufacturer             241,813        7,044,315
    Kone Oyj, Class B
      (Finland)                                         Elevators                                     24,500        1,224,451
                                                                                                               --------------
                                                                                                                   25,037,175
PRODUCTION EQUIPMENT--2.4%
    Interpump Group S.p.A.
      (Italy)                                           Pump & Piston Manufacturer                 2,816,400   $   10,656,037
    NSC Groupe (France)                                 Textile Equipment Manufacturer                12,316        1,062,708
                                                                                                               --------------
                                                                                                                   11,718,745
TRANSPORTATION SERVICES--1.3%
    Mainfreight Limited
      (New Zealand) (b)                                 Logistics Services                         7,765,726   $    6,151,604

CHEMICALS--3.6%
    Gurit-Heberlein AG
      (Switzerland)                                     Chemical Producer                             27,664   $   17,176,754

    TOTAL COMMON STOCKS (COST: $383,420,899)                                                                      453,557,561

NAME                                                    DESCRIPTION                                PAR VALUE     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.4%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 0.845% due 10/9/2003                                        $    5,000,000   $    4,999,061

    TOTAL U.S. GOVERNMENT BILLS (COST: $4,999,061)                                                                  4,999,061

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price of $14,000,369 collateralized by
      U.S. Government Agency Securities                                                       $   14,000,000   $   14,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price of $1,838,097 collateralized by a
      U.S. Government Agency Security                                                              1,838,059        1,838,059

    TOTAL REPURCHASE AGREEMENTS (COST: $15,838,059)                                                                15,838,059

    TOTAL SHORT TERM INVESTMENTS (COST: $20,837,120)                                                               20,837,120

    Total Investments (Cost $404,258,019)--99.2%                                                               $  474,394,681
    Foreign Currencies (Cost $93,014)--0.0%                                                                    $       93,140
    Other Assets In Excess Of Other Liabilities--0.8%                                                               3,756,608
                                                                                                               --------------
    TOTAL NET ASSETS--100%                                                                                     $  478,244,429
                                                                                                               ==============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c)  Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

   STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2003

                                                                                             THE OAKMARK         THE OAKMARK
                                                                          THE OAKMARK           SELECT            SMALL CAP
                                                                              FUND               FUND                FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  4,624,823,480    $  4,360,576,973    $    326,228,964
   Investments in affiliated securities, at value               (b)         168,308,045         735,473,071          27,153,360
   Foreign currency, at value                                   (c)                   0                   0                   0
   Receivable for:
        Securities sold                                                               0                   0           2,042,304
        Fund shares sold                                                     10,156,339           7,738,785             460,427
        Dividends and interest                                                6,479,553           4,186,428             247,903
        Tax reclaim                                                                   0                   0                   0
                                                                       ----------------    ----------------    ----------------
   Total receivables                                                         16,635,892          11,925,213           2,750,634
   Other assets                                                                   2,049               2,076               1,783
                                                                       ----------------    ----------------    ----------------
   Total assets                                                        $  4,809,769,466    $  5,107,977,333    $    356,134,741

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $              0    $         98,250
   Payable for:
        Securities purchased                                                 13,833,926          16,639,652           4,315,627
        Fund shares redeemed                                                  2,475,482           2,887,634             186,605
        Due to Adviser                                                          120,488             124,770              10,303
        Due to transfer agent                                                   531,261             316,261              80,462
        Trustees fees                                                            16,796              17,890               6,591
        Deferred trustee compensation                                           633,260             504,425             221,776
        Other                                                                 1,643,118           1,399,431             201,494
                                                                       ----------------    ----------------    ----------------
   Total liabilities                                                         19,254,331          21,890,063           5,121,108
                                                                       ----------------    ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  4,790,515,135    $  5,086,087,270    $    351,013,633
                                                                       ================    ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  4,577,792,523    $  4,017,762,883    $    341,279,922
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                              (332,994,872)       (178,322,687)        (11,819,142)
   Net unrealized appreciation (depreciation) of investments                526,808,316       1,236,921,496          21,774,629
   Net unrealized appreciation (depreciation)--other                                  0                   0                   0
   Accumulated undistributed net investment income (loss)                    18,909,168           9,725,578            (221,776)
                                                                       ----------------    ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  4,790,515,135    $  5,086,087,270    $    351,013,633
                                                                       ================    ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          33.85    $          27.55    $          17.18
                                                                       ================    ================    ================
   Class I--Net assets                                                 $  4,769,381,577    $  4,993,029,715    $    350,261,221
   Class I--Shares outstanding (Unlimited shares authorized)                140,880,178         181,227,232          20,384,382
   Net asset value per share: Class II                                 $          33.68    $          27.37    $          17.10
                                                                       ================    ================    ================
   Class II--Net assets                                                $     21,133,558    $     93,057,555    $        752,412
   Class II--Shares outstanding (Unlimited shares authorized)                   627,434           3,399,741              44,013

(a)  Identified cost of investments in unaffiliated securities         $  4,145,259,797    $  3,399,502,648    $    287,196,683
(b)  Identified cost of investments in affiliated securities                121,063,412         459,625,900          44,429,531
(c)  Identified cost of foreign currency                                              0                   0                   0
(d)  Premiums received on options written                                             0                   0             116,769

                                                                          THE OAKMARK        THE OAKMARK
                                                                           EQUITY AND          GLOBAL
                                                                          INCOME FUND           FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  4,249,548,997    $    626,201,275
   Investments in affiliated securities, at value               (b)         103,292,500          94,454,763
   Foreign currency, at value                                   (c)                   0                   0
   Receivable for:
        Securities sold                                                      11,963,539                   0
        Fund shares sold                                                     22,586,257           5,217,976
        Dividends and interest                                               15,014,757           1,395,507
        Tax reclaim                                                                   0             113,158
                                                                       ----------------    ----------------
   Total receivables                                                         49,564,553           6,726,641
   Other assets                                                                   1,967              12,453
                                                                       ----------------    ----------------
   Total assets                                                        $  4,402,408,017    $    727,395,132

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $        207,500
   Payable for:
        Securities purchased                                                 12,316,799          14,557,379
        Fund shares redeemed                                                  3,407,236           1,560,608
        Due to Adviser                                                           88,925              16,315
        Due to transfer agent                                                   228,292              53,826
        Trustees fees                                                            14,783               6,796
        Deferred trustee compensation                                           280,303             174,344
        Other                                                                 1,422,668             220,929
                                                                       ----------------    ----------------
   Total liabilities                                                         17,759,006          16,797,697
                                                                       ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  4,384,649,011    $    710,597,435
                                                                       ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  4,019,126,985    $    626,594,459
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                               (70,194,686)          2,553,786
   Net unrealized appreciation (depreciation) of investments                412,084,617          81,764,860
   Net unrealized appreciation (depreciation)--other                             86,868             (25,111)
   Accumulated undistributed net investment income (loss)                    23,545,227            (290,559)
                                                                       ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  4,384,649,011    $    710,597,435
                                                                       ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          20.30    $          16.98
                                                                       ================    ================
   Class I--Net assets                                                 $  4,138,019,989    $    704,789,043
   Class I--Shares outstanding (Unlimited shares authorized)                203,828,648          41,511,169
   Net asset value per share: Class II                                 $          20.24    $          16.84
                                                                       ================    ================
   Class II--Net assets                                                $    246,629,022    $      5,808,392
   Class II--Shares outstanding (Unlimited shares authorized)                12,185,691             344,894

(a)  Identified cost of investments in unaffiliated securities         $  3,845,345,286    $    555,621,304
(b)  Identified cost of investments in affiliated securities                 95,411,594          83,370,202
(c)  Identified cost of foreign currency                                              0                   0
(d)  Premiums received on options written                                             0             255,988

                                                                          THE OAKMARK        THE OAKMARK
                                                                         INTERNATIONAL      INTERNATIONAL
                                                                             FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  2,483,860,976    $    407,958,868
   Investments in affiliated securities, at value               (b)         310,619,059          66,435,813
   Foreign currency, at value                                   (c)                   0              93,140
   Receivable for:
        Securities sold                                                               0           2,276,361
        Fund shares sold                                                     15,637,549           1,429,207
        Dividends and interest                                                6,473,864             247,648
        Tax reclaim                                                           1,233,241             787,921
                                                                       ----------------    ----------------
   Total receivables                                                         23,344,654           4,741,137
   Other assets                                                                   1,888               1,783
                                                                       ----------------    ----------------
   Total assets                                                        $  2,817,826,577    $    479,230,741

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $              0
   Payable for:
        Securities purchased                                                 14,328,817             148,185
        Fund shares redeemed                                                  2,004,232             395,649
        Due to Adviser                                                           72,155              15,629
        Due to transfer agent                                                   183,349              41,845
        Trustees fees                                                            11,225               6,745
        Deferred trustee compensation                                           311,238             192,332
        Other                                                                 1,070,425             185,927
                                                                       ----------------    ----------------
   Total liabilities                                                         17,981,441             986,312
                                                                       ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  2,799,845,136    $    478,244,429
                                                                       ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  2,640,297,749    $    438,410,162
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                              (211,075,834)        (33,870,230)
   Net unrealized appreciation (depreciation) of investments                351,213,309          70,126,173
   Net unrealized appreciation (depreciation)--other                            127,745              60,059
   Accumulated undistributed net investment income (loss)                    19,282,167           3,518,265
                                                                       ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  2,799,845,136    $    478,244,429
                                                                       ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          15.67    $          13.74
                                                                       ================    ================
   Class I--Net assets                                                 $  2,676,610,268    $    477,804,840
   Class I--Shares outstanding (Unlimited shares authorized)                170,773,739          34,774,368
   Net asset value per share: Class II                                 $          15.58    $          13.69
                                                                       ================    ================
   Class II--Net assets                                                $    123,234,868    $        439,589
   Class II--Shares outstanding (Unlimited shares authorized)                 7,908,472              32,113

(a)  Identified cost of investments in unaffiliated securities         $  2,175,433,085    $    336,790,323
(b)  Identified cost of investments in affiliated securities                267,933,144          67,467,696
(c)  Identified cost of foreign currency                                              0              93,014
(d)  Premiums received on options written                                             0                   0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS--YEAR ENDED SEPTEMBER 30, 2003

                                                                                              THE OAKMARK        THE OAKMARK
                                                                          THE OAKMARK            SELECT           SMALL CAP
                                                                              FUND                FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     59,602,137    $     44,753,904    $      2,129,441
   Dividends from affiliated securities                                       2,241,682           6,736,252                   0
   Interest Income                                                            4,037,177           4,522,097             182,668
   Securities lending income                                                          0                   0                   0
   Other income                                                                  89,785              35,751                   0
   Foreign taxes withheld                                                      (255,528)                  0                   0
                                                                       ----------------    ----------------    ----------------
        Total investment income                                              65,715,253          56,048,004           2,312,109

EXPENSES:
   Investment advisory fee                                                   37,074,474          38,938,068           3,492,495
   Transfer and dividend disbursing agent fees                                2,825,387           1,661,800             418,413
   Other shareholder servicing fees                                           3,073,278           2,731,432             239,250
   Service fee--Class II                                                         31,136             193,129               1,674
   Reports to shareholders                                                    2,142,621           1,259,823             297,125
   Custody and accounting fees                                                  434,075             469,750              50,691
   Registration and blue sky expenses                                           147,168              77,419              37,320
   Trustee fees                                                                  69,818              79,240              27,628
   Deferred trustee compensation                                                179,772             191,415              71,267
   Legal fees                                                                    53,468              56,404              21,291
   Audit fees                                                                    55,910              64,005              12,996
   Other                                                                        243,537             262,021              57,493
                                                                       ----------------    ----------------    ----------------
        Total expenses                                                       46,330,644          45,984,506           4,727,643
        Expense reimbursement                                                         0                   0                (654)
        Expense offset arrangements                                                (170)                (51)                 (9)
                                                                       ----------------    ----------------    ----------------
   Net expenses                                                              46,330,474          45,984,455           4,726,980

NET INVESTMENT INCOME (LOSS):                                                19,384,779          10,063,549          (2,414,871)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                     (150,513,441)       (103,743,922)        (10,678,339)
   Net realized loss on affiliated securities                                         0          (5,847,345)           (970,575)
   Net realized gain (loss) on options                                       12,672,486           7,892,086             326,790
   Net realized gain on short sales                                             153,209               2,021                   0
   Net realized gain (loss) on foreign currency transactions                          0                   0                   0
   Net change in unrealized appreciation of
      investments and foreign currencies                                    867,321,548       1,121,320,614          80,258,968
   Net change in appreciation (depreciation)--other                                   0                   0                   0

Net realized and unrealized gain on
  investments and foreign currency transactions:                            729,633,802       1,019,623,454          68,936,844
                                                                       ----------------    ----------------    ----------------

Net increase in net assets resulting from operations                   $    749,018,581    $  1,029,687,003    $     66,521,973
                                                                       ================    ================    ================

                                                                          THE OAKMARK        THE OAKMARK
                                                                           EQUITY AND          GLOBAL
                                                                          INCOME FUND           FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     23,518,559    $      3,650,525
   Dividends from affiliated securities                                               0             661,483
   Interest Income                                                           41,360,992             236,693
   Securities lending income                                                          0              38,886
   Other income                                                                   6,277                   0
   Foreign taxes withheld                                                      (228,206)           (460,738)
                                                                       ----------------    ----------------
        Total investment income                                              64,657,622           4,126,849

EXPENSES:
   Investment advisory fee                                                   23,468,519           2,982,092
   Transfer and dividend disbursing agent fees                                1,161,063             267,441
   Other shareholder servicing fees                                           3,446,666             149,118
   Service fee--Class II                                                        423,874               5,196
   Reports to shareholders                                                      915,859             183,647
   Custody and accounting fees                                                  356,560             225,992
   Registration and blue sky expenses                                           209,265             121,133
   Trustee fees                                                                  64,182              27,876
   Deferred trustee compensation                                                154,035              71,226
   Legal fees                                                                    46,562              20,340
   Audit fees                                                                    47,139              11,562
   Other                                                                        189,829              51,789
                                                                       ----------------    ----------------
        Total expenses                                                       30,483,553           4,117,412
        Expense reimbursement                                                         0                   0
        Expense offset arrangements                                                  (1)                 (9)
                                                                       ----------------    ----------------
   Net expenses                                                              30,483,552           4,117,403

NET INVESTMENT INCOME (LOSS):                                                34,174,070               9,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                        7,108,734           4,193,675
   Net realized loss on affiliated securities                                         0            (151,560)
   Net realized gain (loss) on options                                        2,453,329            (227,233)
   Net realized gain on short sales                                                   0                   0
   Net realized gain (loss) on foreign currency transactions                    370,636            (168,173)
   Net change in unrealized appreciation of
     investments and foreign currencies                                     517,697,982         114,576,882
   Net change in appreciation (depreciation)--other                              87,469             (43,405)

Net realized and unrealized gain on
  investments and foreign currency transactions:                            527,718,150         118,180,186
                                                                       ----------------    ----------------

Net increase in net assets resulting from operations                   $    561,892,220    $    118,189,632
                                                                       ================    ================

                                                                          THE OAKMARK        THE OAKMARK
                                                                         INTERNATIONAL      INTERNATIONAL
                                                                             FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     43,137,392    $      9,195,319
   Dividends from affiliated securities                                       5,858,702           1,576,048
   Interest Income                                                              872,451             142,837
   Securities lending income                                                  1,118,106                   0
   Other income                                                                       0                   0
   Foreign taxes withheld                                                    (5,707,195)         (1,242,916)
                                                                       ----------------    ----------------
        Total investment income                                              45,279,456           9,671,288

EXPENSES:
   Investment advisory fee                                                   19,015,386           4,626,713
   Transfer and dividend disbursing agent fees                                  941,105             212,442
   Other shareholder servicing fees                                           1,903,171             331,936
   Service fee--Class II                                                        209,143                 803
   Reports to shareholders                                                      722,282             143,097
   Custody and accounting fees                                                1,835,731             389,671
   Registration and blue sky expenses                                           129,664              37,788
   Trustee fees                                                                  48,026              28,893
   Deferred trustee compensation                                                119,153              72,553
   Legal fees                                                                    35,759              21,472
   Audit fees                                                                    32,729               8,905
   Other                                                                        129,236              57,848
                                                                       ----------------    ----------------
        Total expenses                                                       25,121,385           5,932,121
        Expense reimbursement                                                         0                   0
        Expense offset arrangements                                                 (68)                 (9)
                                                                       ----------------    ----------------
   Net expenses                                                              25,121,317           5,932,112

NET INVESTMENT INCOME (LOSS):                                                20,158,139           3,739,176

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                     (194,022,549)        (30,903,635)
   Net realized loss on affiliated securities                                  (114,714)         (2,571,782)
   Net realized gain (loss) on options                                                0                   0
   Net realized gain on short sales                                                   0                   0
   Net realized gain (loss) on foreign currency transactions                   (659,981)            (58,650)
   Net change in unrealized appreciation of
     investments and foreign currencies                                     712,978,826         160,461,142
   Net change in appreciation (depreciation)--other                             294,152              36,163

Net realized and unrealized gain on
  investments and foreign currency transactions:                            518,475,734         126,963,238
                                                                       ----------------    ----------------

Net increase in net assets resulting from operations                   $    538,633,873    $    130,702,414
                                                                       ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   THE OAKMARK FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                       SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $     19,384,779     $     14,076,323
   Net realized loss on investments                                         (137,687,746)         (32,394,066)
   Net change in unrealized appreciation (depreciation) of
     investments                                                             867,321,548         (498,006,779)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     749,018,581         (516,324,522)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                            (13,880,781)         (19,630,178)
   Net investment income--Class II                                               (29,599)                (447)
                                                                        ----------------     ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                       (13,910,380)         (19,630,625)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                      1,533,121,113        1,648,934,264
   Proceeds from shares sold--Class II                                        17,938,866           10,646,454
   Reinvestment of distributions--Class I                                     13,078,556           19,105,784
   Reinvestment of distributions--Class II                                           700                  347
   Payments for shares redeemed, net of fees--Class I                       (810,690,610)        (942,439,538)
   Payments for shares redeemed, net of fees--Class II                        (6,723,524)            (838,834)
                                                                        ----------------     ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      746,725,101          735,408,477
                                                                        ----------------     ----------------

TOTAL INCREASE IN NET ASSETS                                               1,481,833,302          199,453,330
   NET ASSETS:
   Beginning of period                                                     3,308,681,833        3,109,228,503
                                                                        ----------------     ----------------
   End of period                                                        $  4,790,515,135     $  3,308,681,833
                                                                        ================     ================
   Undistributed net investment income                                  $     18,909,168     $     13,434,769
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                49,341,298           48,113,112
   Shares issued in reinvestment of dividends                                    425,457              562,595
   Less shares redeemed                                                      (26,435,618)         (28,259,864)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         23,331,137           20,415,843
                                                                        ================     ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   576,827              298,334
   Shares issued in reinvestment of dividends                                         23                   10
   Less shares redeemed                                                         (225,241)             (25,887)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                            351,609              272,457
                                                                        ================     ================

                                                                                     THE OAKMARK
                                                                                     SELECT FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                       SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $     10,063,549     $      4,018,416
   Net realized loss on investments                                         (101,697,160)         (29,674,087)
   Net change in unrealized appreciation (depreciation) of
     investments                                                           1,121,320,614         (635,685,201)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   1,029,687,003         (661,340,872)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                             (3,934,423)          (8,379,997)
                                                                        ----------------     ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (3,934,423)          (8,379,997)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                        917,786,177        1,260,687,129
   Proceeds from shares sold--Class II                                        37,698,020           74,250,948
   Reinvestment of distributions--Class I                                      3,705,408            7,956,922
   Payments for shares redeemed, net of fees--Class I                       (654,181,633)      (1,056,777,332)
   Payments for shares redeemed, net of fees--Class II                       (26,725,613)         (31,085,298)
                                                                        ----------------     ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      278,282,359          255,032,369
                                                                        ----------------     ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,304,034,939         (414,688,500)
   NET ASSETS:
   Beginning of period                                                     3,782,052,331        4,196,740,831
                                                                        ----------------     ----------------
   End of period                                                        $  5,086,087,270     $  3,782,052,331
                                                                        ================     ================
   Undistributed net investment income                                  $      9,725,578     $      3,596,452
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                36,086,657           47,211,312
   Shares issued in reinvestment of dividends                                    150,625              299,856
   Less shares redeemed                                                      (26,578,347)         (41,080,996)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                          9,658,935            6,430,172
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                 1,482,025            2,801,878
   Less shares redeemed                                                       (1,069,612)          (1,223,864)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                            412,413            1,578,014
                                                                        ================     ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     THE OAKMARK
                                                                                    SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED            YEAR ENDED
                                                                       SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                  $     (2,414,871)    $     (2,748,950)
   Net realized gain (loss) on investments                                   (11,322,124)             325,855
   Net change in unrealized appreciation (depreciation) of
     investments                                                              80,258,968          (51,515,515)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      66,521,973          (53,938,610)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                         50,502,211          326,865,529
   Proceeds from shares sold--Class II                                           216,335              777,070
   Payments for shares redeemed, net of fees--Class I                       (123,497,018)        (180,818,640)
   Payments for shares redeemed, net of fees--Class II                          (123,957)            (103,465)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      (72,902,429)         146,720,494
                                                                        ----------------     ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (6,380,456)          92,781,884
   NET ASSETS:
   Beginning of period                                                       357,394,089          264,612,205
                                                                        ----------------     ----------------
   End of period                                                        $    351,013,633     $    357,394,089
                                                                        ================     ================
   Undistributed net investment loss                                    $       (221,776)    $       (150,509)
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                 3,238,264           17,912,470
   Less shares redeemed                                                       (8,156,424)         (10,773,500)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              (4,918,160)           7,138,970
                                                                        ================     ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                    13,910               44,265
   Less shares redeemed                                                           (7,871)              (6,291)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                              6,039               37,974
                                                                        ================     ================

                                                                                    THE OAKMARK
                                                                               EQUITY AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     34,174,070      $     28,439,569
   Net realized gain (loss) on investments                                    9,562,063           (81,982,611)
   Net realized gain (loss) on foreign currency transactions                    370,636                (2,938)
   Net change in unrealized appreciation (depreciation) of
     investments                                                            517,697,982          (107,419,745)
   Net change in unrealized appreciation (depreciation)--other                   87,469                  (601)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    561,892,220          (160,966,326)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (33,616,359)           (6,931,173)
   Net investment income--Class II                                           (1,569,445)              (90,128)
   Net realized gain--Class I                                                         0            (1,870,660)
   Net realized gain--Class II                                                        0               (33,869)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (35,185,804)           (8,925,830)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     2,076,491,027         2,457,322,254
   Proceeds from shares sold--Class II                                      144,338,218           146,887,453
   Reinvestment of distributions--Class I                                    32,429,243             8,525,720
   Reinvestment of distributions--Class II                                      321,834                85,801
   Payments for shares redeemed, net of fees--Class I                      (709,955,319)         (683,906,125)
   Payments for shares redeemed, net of fees--Class II                      (46,269,411)          (21,792,340)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   1,497,355,592         1,907,122,763
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                              2,024,062,008         1,737,230,607
   NET ASSETS:
   Beginning of period                                                    2,360,587,003           623,356,396
                                                                       ----------------      ----------------
   End of period                                                       $  4,384,649,011      $  2,360,587,003
                                                                       ================      ================
   Undistributed net investment income                                 $     23,545,227      $     25,964,233
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              109,874,694           132,277,123
   Shares issued in reinvestment of dividends                                 1,796,634               477,891
   Less shares redeemed                                                     (38,350,539)          (37,783,411)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        73,320,789            94,971,603
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                7,706,490             7,935,953
   Shares issued in reinvestment of dividends                                    17,840                 4,809
   Less shares redeemed                                                      (2,462,923)           (1,205,519)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         5,261,407             6,735,243
                                                                       ================      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     THE OAKMARK
                                                                                     GLOBAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                        $          9,446      $        (18,547)
   Net realized gain (loss) on investments                                    3,814,882            (1,261,095)
   Net realized gain (loss) on foreign currency transactions                   (168,173)              (37,184)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     114,576,882           (30,244,164)
   Net change in unrealized appreciation (depreciation)--other                  (43,405)               18,109
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    118,189,632           (31,542,881)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                                     0               (11,774)
   Net investment income--Class II                                                    0                   (61)
   Net realized gain--Class I                                                         0            (1,361,493)
   Net realized gain--Class II                                                        0                (7,099)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                0            (1,380,427)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       524,732,272           228,014,650
   Proceeds from shares sold--Class II                                        6,645,694               754,996
   Reinvestment of distributions--Class I                                             0             1,321,517
   Payments for shares redeemed, net of fees--Class I                      (112,770,994)          (69,082,440)
   Payments for shares redeemed, net of fees--Class II                       (2,412,970)              (75,625)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     416,194,002           160,933,098
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                                534,383,634           128,009,790
   NET ASSETS:
   Beginning of period                                                      176,213,801            48,204,011
                                                                       ----------------      ----------------
   End of period                                                       $    710,597,435      $    176,213,801
                                                                       ================      ================
   Undistributed net investment loss                                   $       (290,559)     $       (131,833)
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               34,670,227            16,329,528
   Shares issued in reinvestment of dividends                                         0               108,677
   Less shares redeemed                                                      (8,703,761)           (5,343,294)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        25,966,466            11,094,911
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                  462,296                61,020
   Less shares redeemed                                                        (171,894)               (6,528)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                           290,402                54,492
                                                                       ================      ================

                                                                                    THE OAKMARK
                                                                                 INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     20,158,139      $     16,380,565
   Net realized loss on investments                                        (194,137,263)           (2,111,019)
   Net realized loss on foreign currency transactions                          (659,981)             (744,096)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     712,978,826          (199,327,235)
   Net change in unrealized appreciation (depreciation)--other                  294,152              (155,750)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    538,633,873          (185,957,535)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (15,119,015)          (10,170,790)
   Net investment income--Class II                                             (515,254)              (76,332)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (15,634,269)          (10,247,122)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     1,342,461,828         1,172,930,611
   Proceeds from shares sold--Class II                                      210,555,153            71,056,423
   Reinvestment of distributions--Class I                                    13,994,235             9,816,822
   Reinvestment of distributions--Class II                                      172,223                 1,669
   Payments for shares redeemed, net of fees--Class I                      (573,914,822)         (339,595,271)
   Payments for shares redeemed, net of fees--Class II                     (158,686,779)          (16,218,827)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     834,581,838           897,991,427
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                              1,357,581,442           701,786,770
   NET ASSETS:
   Beginning of period                                                    1,442,263,694           740,476,924
                                                                       ----------------      ----------------
   End of period                                                       $  2,799,845,136      $  1,442,263,694
                                                                       ================      ================
   Undistributed net investment income                                 $     19,282,167      $     15,418,278
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               98,256,816            78,310,031
   Shares issued in reinvestment of dividends                                 1,050,618               726,633
   Less shares redeemed                                                     (43,071,914)          (23,511,785)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        56,235,520            55,524,879
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               15,141,504             4,928,274
   Shares issued in reinvestment of dividends                                    12,959                   124
   Less shares redeemed                                                     (11,241,101)           (1,088,826)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         3,913,362             3,839,572
                                                                       ================      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             THE OAKMARK INTERNATIONAL
                                                                                   SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $      3,739,176      $      4,016,566
   Net realized gain (loss) on investments                                  (33,475,417)           12,083,383
   Net realized loss on foreign currency transactions                           (58,650)              (31,834)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     160,461,142           (70,664,400)
   Net change in unrealized appreciation--other                                  36,163                21,128
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    130,702,414           (54,575,157)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                            (3,076,432)           (2,120,585)
   Net investment income--Class II                                               (1,637)                 (921)
   Net realized gain--Class I                                                (9,181,861)           (1,891,258)
   Net realized gain--Class II                                                   (6,548)               (1,136)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (12,266,478)           (4,013,900)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       122,746,015           428,499,905
   Proceeds from shares sold--Class II                                          978,707               333,324
   Reinvestment of distributions--Class I                                    11,533,652             3,875,545
   Reinvestment of distributions--Class II                                        4,554                     0
   Payments for shares redeemed, net of fees--Class I                      (132,515,271)         (134,986,731)
   Payments for shares redeemed, net of fees--Class II                         (945,332)              (34,570)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       1,802,325           297,687,473
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                                120,238,261           239,098,416
   NET ASSETS:
   Beginning of period                                                      358,006,168           118,907,752
                                                                       ----------------      ----------------
   End of period                                                       $    478,244,429      $    358,006,168
                                                                       ================      ================
   Undistributed net investment income                                 $      3,518,265      $      2,936,581
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               11,051,169            34,412,757
   Shares issued in reinvestment of dividends                                 1,095,314               375,172
   Less shares redeemed                                                     (12,545,416)          (11,505,764)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (398,933)           23,282,165
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   88,462                27,354
   Shares issued in reinvestment of dividends                                       432                     0
   Less shares redeemed                                                         (85,057)               (2,766)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                             3,837                24,588
                                                                       ================      ================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS--SEPTEMBER 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (a Massachusetts business trust), which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

SECURITY VALUATION--

Securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of the Board of Trustees. At September 30, 2003, the Funds held no securities for which quotations were not readily available, nor any securities that may have been affected by a significant event after the price was determined.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from securities.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

At September 30, 2003, net unrealized appreciation (depreciation) - other includes the following components:

                              EQUITY AND                                    INT'L
                                INCOME        GLOBAL      INTERNATIONAL   SMALL CAP
------------------------------------------------------------------------------------
Unrealized appreciation on
   dividends and dividend
   reclaims receivable        $   86,868    $   41,624     $  235,195     $   48,934

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                               0       (66,735)      (107,450)        11,125
                              ----------    ----------     ----------     ----------

Net Unrealized
   appreciation
   (depreciation) - Other     $   86,868    $  (25,111)    $  127,745     $   60,059
                              ==========    ==========     ==========     ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At September 30, 2003, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS--

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent the tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). Those differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize, when appropriate, earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

COMMITTED LINE OF CREDIT--

The Funds have an unsecured committed line of credit with Investors Bank & Trust Company in the amount of $350 million. Borrowings under that arrangement bear interest at .45% above the Federal Funds Effective Rate. There were no borrowings during the year ended September 30, 2003.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as a deferred credit and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk associated with purchasing put and call options is potential loss of the premium paid.

For the year ended September 30, 2003, Oakmark, Select, Small Cap, Equity & Income, and Global wrote option contracts. At September 30, 2003, Small Cap and Global had outstanding option contracts for which portfolio securities valued at $1,425,000 and $10,208,800 respectively, were held in escrow by the custodian as cover for the options written.

SECURITY LENDING--

Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during that period. At September 30, 2003, there were no outstanding securities lending transactions.

SHORT SALES--

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. At September 30, 2003, there were no such securities sold short.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

    FUND        ADVISORY FEES                         FUND                ADVISORY FEES
    -------------------------------------------------------------------------------------------------------
    Oakmark     1.00% up to $2 billion;               Equity and Income   0.75%
                0.90% on the next $1 billion;
                0.80% on the next $2 billion; and
                0.75% over $5 billion

    Select      1.00% up to $1 billion;               Global              1.00%
                0.95% on the next $500 million;
                0.90% on the next $500 million;       International       1.00% up to $2 billion;
                0.85% on the next $500 million;                           0.95% on the next $1 billion; and
                0.80% on the next $2.5 billion; and                       0.85% over $3 billion
                0.75% over $5 billion

    Small Cap   1.00%                                 Int'l Small Cap     1.25% up to $500 million; and
                                                                          1.10% over $500 million

The Adviser is contractually obligated to reimburse the Funds, through January 31, 2004, to the extent that annual expenses are greater than 1.0% for Class I shares of the Equity and Income Fund; greater than 1.5% for Class I shares of all other domestic funds; greater than 1.75% for Class I shares of the Global Fund; and greater than 2.0% for Class I shares of all other international funds; or are greater than 1.25% for Class II shares of the Equity and Income Fund; greater than 1.75% for Class II shares of all other domestic funds; greater than 2.0% for Class II shares of the Global Fund; and greater than 2.25% for Class II shares of all other international funds.

For the year ended September 30, 2003, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, Harris Associates Securities L.P., as follows:

    FUND                     TOTAL COMMISSIONS    COMMISSIONS PAID TO AFFILIATES
    ----------------------------------------------------------------------------
    Oakmark                     $  4,712,567              $    951,853
    Select                         3,944,611                   544,596
    Small Cap                        540,418                   104,000
    Equity & Income                4,171,306                   845,629
    Global                         1,652,181                   170,503
    International                  5,497,451                         0
    Int'l Small Cap                  758,299                         0

CDC IXIS Asset Management Services Co., an affiliate of the Adviser, provides transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the year ended September 30, 2003, the Funds incurred the following transfer agent expenses:

    FUND                                  TRANSFER AGENT FEES
    ---------------------------------------------------------
    Oakmark                                   $ 2,825,387
    Select                                      1,661,800
    Small Cap                                     418,413
    Equity & Income                             1,161,063
    Global                                        267,441
    International                                 941,105
    Int'l Small Cap                               212,442

The Adviser has entered into agreements with service providers to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. These fees are reflected as other shareholder servicing fees in the Statement of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                    COST OF INVESTMENTS                                                   NET UNREALIZED
                     FOR FEDERAL INCOME     GROSS UNREALIZED     GROSS UNREALIZED          APPRECIATION
    FUND               TAX PURPOSES           APPRECIATION        (DEPRECIATION)          (DEPRECIATION)
    -----------------------------------------------------------------------------------------------------
    Oakmark           $  4,283,226,954      $    671,652,479      $   (161,747,908)      $    509,904,571
    Select               3,871,796,681         1,320,294,049           (96,040,686)         1,224,253,363
    Small Cap              331,509,517            67,217,652           (45,443,095)            21,774,557
    Equity & Income      3,940,402,357           420,402,230            (7,963,090)           412,439,140
    Global                 639,010,996            83,774,167            (2,336,625)            81,437,542
    International        2,449,270,639           385,356,290           (40,146,894)           345,209,396
    Int'l Small Cap        404,668,469            89,454,335           (19,728,123)            69,726,212

As of September 30, 2003, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

NET CAPITAL LOSS CARRYOVER

    FUND                            2008          2009           2010         2011
    -----------------------------------------------------------------------------------
    Oakmark                    $ 23,897,178  $ 139,015,880   $  2,634,326  $ 27,893,934
    Select                                0      5,156,972     43,881,611    14,649,666
    Small Cap                             0              0              0     8,844,719
    Equity & Income                       0              0      3,347,886    66,672,712
    Global                                0              0              0             0
    International                         0              0     14,901,531    29,140,687
    Int'l Small Cap                       0              0              0    19,830,527

For the year ended September 30, 2003, the Funds have elected to defer to October 1, 2003 post October 2002 capital losses of:

   FUND                                                               AMOUNT
   ----------------------------------------------------------------------------
   Oakmark                                                        $ 122,649,808
   Select                                                           101,966,303
   Small Cap                                                          2,974,352
   International                                                    161,129,206
   Int'l Small Cap                                                   13,629,253

For the year ended September 30, 2003, Global has elected to defer to October 1, 2003 post October 2002 currency losses of $167,123.

At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed below) on a tax basis were as follows:

                                UNDISTRIBUTED      UNDISTRIBUTED LONG-   TOTAL DISTRIBUTABLE
   FUND                        ORDINARY INCOME          TERM GAIN              EARNINGS
   -----------------------------------------------------------------------------------------
   Oakmark                     $    19,542,428       $             0        $    19,542,428
   Select                           10,230,003                     0             10,230,003
   Equity & Income                  23,296,919                     0             23,296,919
   Global                               50,908             2,829,266              2,880,174
   International                    19,593,405                     0             19,593,405
   Int'l Small Cap                   3,710,597                     0              3,710,597

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2003 qualified for the dividends received deduction, as follows:

   FUND
   ----------------------------------------------------------------------------
   Oakmark                                                               100.00%
   Select                                                                100.00%
   Equity & Income                                                        48.19%

During the year ended September 30, 2003, the tax character of distributions paid was as follows:

                             DISTRIBUTIONS PAID   DISTRIBUTIONS PAID
                               FROM ORDINARY        FROM LONG-TERM
   FUND                           INCOME             CAPITAL GAIN
   -----------------------------------------------------------------
   Oakmark                     $  13,910,380        $           0
   Select                          3,934,423                    0
   Equity & Income                35,185,804                    0
   International                  15,634,269                    0
   Int'l Small Cap                 3,098,842            9,167,636

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                                           EQUITY &                                      INT'L
                              OAKMARK        SELECT        SMALL CAP        INCOME        GLOBAL     INTERNATIONAL     SMALL CAP
   ------------------------------------------------------------------------------------------------------------------------------
   Purchases               $  1,348,517   $  1,043,382   $     41,605   $  1,516,171   $    495,692   $  1,414,439   $    109,644
   Proceeds from sales          766,678        822,236        127,941        633,717        128,418        649,070        125,084

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the year ended September 30, 2003 were $1,107,455 and $789,794, respectively for Equity and Income.

Transactions in options written during the year ended September 30, 2003 were as follows:

                                                 OAKMARK                          SELECT                        SMALL CAP
                                       ------------------------------------------------------------------------------------------
                                         NUMBER OF       PREMIUMS        NUMBER OF       PREMIUMS       NUMBER OF       PREMIUMS
                                         CONTRACTS       RECEIVED        CONTRACTS       RECEIVED       CONTRACTS       RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Options outstanding at
      September 30, 2002                          0   $           0               0   $           0            0      $         0
   Options written                          190,700      19,342,841         222,795      71,921,178        4,850          615,017
   Options terminated in closing
      purchase transactions                 (18,300)     (2,213,302)        (17,355)     (1,384,340)        (500)         (70,998)
   Options expired                         (112,379)    (10,933,445)        (79,228)     (6,751,845)      (2,400)        (276,091)
   Options exercised                        (60,021)     (6,196,094)       (126,212)    (63,784,993)      (1,000)        (151,159)
                                       ------------   -------------    ------------   -------------       ------      ------------
   Options outstanding at
      September 30, 2003                          0   $           0               0   $           0          950      $   116,769

                                                                  EQUITY & INCOME                    GLOBAL
                                                          ------------------------------------------------------------
                                                           NUMBER OF         PREMIUMS       NUMBER OF       PREMIUMS
                                                           CONTRACTS         RECEIVED       CONTRACTS       RECEIVED
   -------------------------------------------------------------------------------------------------------------------
   Options outstanding at September 30, 2002                  10,190      $    638,100              0     $          0
   Options written                                            26,510         3,633,617         12,723        1,970,518
   Options terminated in closing purchase transactions        (7,455)         (936,662)        (5,550)        (855,705)
   Options expired                                           (21,195)       (2,314,185)        (2,673)        (468,115)
   Options exercised                                          (8,050)       (1,020,870)        (1,500)        (390,710)
                                                          ----------      ------------      ----------    ------------
   Options outstanding at September 30, 2003                       0      $          0          3,000     $    255,988

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which the Trust's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the year ended September 30, 2003, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                                                            MARKET VALUE
                                PURCHASES        SALES         DIVIDEND     SEPTEMBER 30,
   AFFILIATES                    (COST)         PROCEEDS        INCOME          2003
   --------------------------------------------------------------------------------------
   H&R Block, Inc.             $ 19,101,014   $          0   $  2,241,682   $ 130,714,295
   Toys 'R' Us, Inc.                      0              0              0      37,593,750
                               ------------   ------------   ------------   -------------
   TOTALS                      $ 19,101,014   $          0   $  2,241,682   $ 168,308,045

THE OAKMARK SELECT FUND

                                                                                   MARKET VALUE
                                       PURCHASES        SALES         DIVIDEND     SEPTEMBER 30,
   AFFILIATES                           (COST)         PROCEEDS        INCOME          2003
   ---------------------------------------------------------------------------------------------
   H&R Block, Inc.                    $ 56,001,137   $ 20,779,349   $  6,736,252   $ 382,300,370
   The Dun & Bradstreet Corporation              0     28,311,774              0     188,379,746
   Toys 'R' Us, Inc.                    20,391,707     11,947,271              0     164,792,955
                                      ------------   ------------   ------------   -------------
   TOTALS                             $ 76,392,844   $ 61,038,394   $  6,736,252   $ 735,473,071

THE OAKMARK SMALL CAP FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   eFunds Corporation                              $   1,082,784   $   1,565,160   $           0   $  16,395,860
   R.G. Barry Corporation                                      0               0               0       4,680,000
   SureBeam Corporation, Class A                       2,111,950               0               0       6,077,500
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $   3,194,734   $   1,565,160   $           0   $  27,153,360

THE OAKMARK EQUITY AND INCOME FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   First Health Group Corp.                        $  47,563,042   $           0   $           0   $ 103,292,500
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  47,563,042   $           0   $           0   $ 103,292,500

THE OAKMARK GLOBAL FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   eFunds Corporation                              $   6,637,994   $     633,584   $           0   $  22,785,750
   First Health Group Corp.                           29,159,430       8,419,315               0      27,823,600
   Grupo Aeroportuario del Sureste S.A. de C.V.        1,178,375               0         221,314       6,806,100
   Lotte Chilsung Beverage Co., Ltd.                   4,406,429               0           8,015       6,375,499
   Meitec Corporation                                  5,370,188               0         141,697      14,022,250
   Michael Page International plc                      2,087,755               0         290,457      11,966,936
   Orbotech, Ltd.                                         55,741               0               0       4,674,628
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  48,895,912   $   9,052,899   $     661,483   $  94,454,763

THE OAKMARK INTERNATIONAL FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   Chargeurs SA                                    $           0   $           0   $   1,454,922   $  30,593,668
   Enodis plc                                                  0               0               0      39,080,214
   Giordano International Limited                      7,084,872               0       2,020,125      37,744,455
   Grupo Aeroportuario del Sureste S.A. de C.V.                0               0         115,676       3,557,400
   Lotte Chilsung Beverage Co., Ltd.                  16,577,455               0          82,989      39,591,705
   Meitec Corporation                                  8,756,459       5,000,446         712,529      59,340,750
   Michael Page International plc                      5,519,118       2,628,656       1,472,461      58,988,739
   Orbotech, Ltd.                                      2,161,360               0               0      41,722,128
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  40,099,264   $   7,629,102   $   5,858,702   $ 310,619,059

THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   Alaska Milk Corporation                         $           0   $           0   $     276,386   $   2,745,362
   Baycorp Advantage Limited                          11,759,166       1,794,255               0      22,184,264
   Grupo Aeroportuario del Sureste S.A. de C.V.                0         713,436         508,592      15,640,800
   Mainfreight Limited                                         0               0         322,114       6,151,604
   Matichon Public Company Limited,
      Foreign Shares                                           0               0         142,407       4,381,639
   Pfeiffer Vacuum Technology AG                       1,090,531       3,059,827         326,549      14,262,913
   Royal Doulton plc                                           0               0               0       1,069,231
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  12,849,697   $   5,567,518   $   1,576,048   $  66,435,813

[OAKMARK FAMILY OF FUNDS LOGO]

                 (This page has been intentionally left blank.)

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      28.08     $      32.01     $      26.95     $      34.37     $      33.54
Income (Loss) From Investment Operations:
   Net Investment Income                              0.13             0.12             0.07             0.49             0.36
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  5.75            (3.85)            5.38            (2.91)            2.51
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  5.88            (3.73)            5.45            (2.42)            2.87
Less Distributions:
   Dividends (from net investment income)            (0.11)           (0.20)           (0.39)           (0.26)           (0.44)
   Distributions (from capital gains)                 0.00             0.00             0.00            (4.74)           (1.60)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.11)           (0.20)           (0.39)           (5.00)           (2.04)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      33.85     $      28.08     $      32.01     $      26.95     $      34.37
                                              ============     ============     ============     ============     ============
Total Return                                         20.99%          (11.77)%          20.42%           (7.55)%           7.98%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,769.4     $    3,300.9     $    3,109.1     $    2,038.7     $    4,772.8
   Ratio of Expenses to Average Net Assets            1.14%            1.17%            1.15%            1.21%            1.11%
   Ratio of Net Investment Income
      to Average Net Assets                           0.48%            0.38%            0.73%            1.42%            1.02%
   Portfolio Turnover Rate                              21%              44%              57%              50%              13%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  APRIL 5, 2001
                                                 YEAR ENDED       YEAR ENDED         THROUGH
                                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                    2003             2002            2001 (a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      28.04     $      31.97     $      32.09
Income (Loss) From Investment Operations:
   Net Investment Income                                0.05             0.16             0.05
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           5.69            (3.92)           (0.17)
                                                ------------     ------------     ------------
   Total From Investment Operations:                    5.74            (3.76)           (0.12)
Less Distributions:
   Dividends (from net investment income)              (0.10)           (0.17)            0.00
   Distributions (from capital gains)                   0.00             0.00             0.00
                                                ------------     ------------     ------------
   Total Distributions                                 (0.10)           (0.17)            0.00
                                                ------------     ------------     ------------
Net Asset Value, End of Period                  $      33.68     $      28.04     $      31.97
                                                ============     ============     ============
Total Return                                           20.52%          (11.85)%          (0.37)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $       21.1     $        7.7     $        0.1
   Ratio of Expenses to Average Net Assets              1.53%            1.44%            1.32%*
   Ratio of Net Investment Income to
     Average Net Assets                                 0.06%            0.35%            0.46%*
   Portfolio Turnover Rate                                21%              44%              57%

* Data has been annualized
(a) The date on which Class II shares were first sold to the public was April 5, 2001.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      21.67     $      25.20     $      21.45     $      20.92     $      16.76
Income (Loss) From Investment Operations:
   Net Investment Income                              0.05             0.02             0.03             0.13             0.19
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  5.85            (3.50)            5.17             4.32             4.73
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  5.90            (3.48)            5.20             4.45             4.92
Less Distributions:
   Dividends (from net investment income)            (0.02)           (0.05)           (0.09)           (0.20)           (0.05)
   Distributions (from capital gains)                 0.00             0.00            (1.36)           (3.72)           (0.71)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.02)           (0.05)           (1.45)           (3.92)           (0.76)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      27.55     $      21.67     $      25.20     $      21.45     $      20.92
                                              ============     ============     ============     ============     ============
Total Return                                         27.25%          (13.85)%          25.75%           24.53%           30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,993.0     $    3,717.6     $    4,161.4     $    1,772.0     $    1,638.9
   Ratio of Expenses to Average Net Assets            1.02%            1.07%            1.08%            1.17%            1.16%
   Ratio of Net Investment Income
      to Average Net Assets                           0.23%            0.09%            0.26%            0.76%            0.98%
   Portfolio Turnover Rate                              20%              32%              21%              69%              67%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    DECEMBER 31, 1999
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED         THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                    2003               2002             2001            2000 (a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      21.56       $      25.10     $      21.40         $      18.42
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                         0.00(b)           (0.04)            0.00(b)              0.10
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           5.81              (3.50)            5.10                 2.88
                                                ------------       ------------     ------------         ------------
   Total From Investment Operations:                    5.81              (3.54)            5.10                 2.98
Less Distributions:
   Dividends (from net investment income)               0.00               0.00            (0.06)                0.00
   Distributions (from capital gains)                   0.00               0.00            (1.34)                0.00
                                                ------------       ------------     ------------         ------------
   Total Distributions                                  0.00               0.00            (1.40)                0.00
                                                ------------       ------------     ------------         ------------
Net Asset Value, End of Period                  $      27.37       $      21.56     $      25.10         $      21.40
                                                ============       ============     ============         ============
Total Return                                           26.95%            (14.10)%          25.28%               16.18%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $       93.1       $       64.4     $       35.4         $        6.8
   Ratio of Expenses to Average Net Assets              1.29%              1.36%            1.40%                1.41%*
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                                (0.04)%            (0.19)%          (0.08)%               0.59%*
   Portfolio Turnover Rate                                20%                32%              21%                  69%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was December 31, 1999.
(b) Amount rounds to less than $(0.01) per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      14.10     $      14.57     $      15.10     $      13.88      $     12.63
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                      (0.12)           (0.11)            0.00             0.00             0.14
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.20            (0.36)           (0.02)            1.22             1.20
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  3.08            (0.47)           (0.02)            1.22             1.34
Less Distributions:
   Dividends (from net investment income)             0.00             0.00             0.00             0.00             0.00
   Distributions (from capital gains)                 0.00             0.00            (0.51)            0.00            (0.09)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                                0.00             0.00            (0.51)            0.00            (0.09)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      17.18     $      14.10     $      14.57     $      15.10      $     13.88
                                              ============     ============     ============     ============     ============
Total Return                                         21.84%           (3.23)%           0.07%            8.79%           10.56%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $      350.3     $      356.9     $      264.6     $      248.7      $     437.1
   Ratio of Expenses to Average Net Assets            1.36%            1.33%            1.27%            1.50%(a)         1.48%
   Ratio of Net Investment Loss
      to Average Net Assets                          (0.69)%          (0.67)%          (0.28)%          (0.41)%(a)       (0.44)%
   Portfolio Turnover Rate                              13%              22%              47%              28%              68%

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser ratios would have been as follows:

                                                                                                SEPTEMBER 30,
                                                                                                     2000
-------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                               1.59%
Ratio of Net Investment Loss to Average Net Assets                                                   (0.50)%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   APRIL 10, 2002
                                                                                                  YEAR ENDED          THROUGH
                                                                                                 SEPTEMBER 30,      SEPTEMBER 30,
                                                                                                     2003              2002 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                             $      14.09       $      19.71
Income (Loss) From Investment Operations:
   Net Investment Loss                                                                                  (0.16)             (0.20)(b)
   Net Gains (Losses) on Securities (both
     realized and unrealized)                                                                            3.17              (5.42)
                                                                                                 ------------       ------------
   Total From Investment Operations:                                                                     3.01              (5.62)
                                                                                                 ------------       ------------
Net Asset Value, End of Period                                                                   $      17.10       $      14.09
                                                                                                 ============       ============
Total Return                                                                                            21.36%            (28.51)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                                          $        0.8       $        0.5
   Ratio of Expenses to Average Net Assets                                                               1.75%(c)           1.48%*
   Ratio of Net Investment Loss to Average Net Assets                                                   (1.08)%(c)        (0.85)%*
   Portfolio Turnover Rate                                                                                 13%                22%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was April 10, 2002.
(b) Computed using average shares outstanding throughout the period.
(c) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                SEPTEMBER 30,
                                                                                                     2003
------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                                  1.85%
Ratio of Net Investment Loss to Average Net Assets                                                      (1.18)%

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      17.18     $      17.45     $      16.50     $      15.68     $      13.99
Income (Loss) From Investment Operations:
   Net Investment Income                              0.17             0.33(a)          0.08             0.35             0.39
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.19            (0.40)            2.11             2.28             1.72
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  3.36            (0.07)            2.19             2.63             2.11
Less Distributions:
   Dividends (from net investment income)            (0.24)           (0.16)           (0.24)           (0.45)           (0.21)
   Distributions (from capital gains)                 0.00            (0.04)           (1.00)           (1.36)           (0.21)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.24)           (0.20)           (1.24)           (1.81)           (0.42)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      20.30     $      17.18     $      17.45     $      16.50     $      15.68
                                              ============     ============     ============     ============     ============
Total Return                                         19.75%           (0.47)%          14.40%           18.51%           15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,138.0     $    2,241.9     $      620.1     $       54.5     $       60.3
   Ratio of Expenses to Average Net Assets            0.93%            0.96%            0.98%            1.24%            1.18%
   Ratio of Net Investment Income
      to Average Net Assets                           1.07%            1.71%            2.07%            3.04%            2.65%
   Portfolio Turnover Rate                              48%              73%             124%              87%              81%

(a) Computed using average shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       JULY 13, 2000
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED           THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                                    2003               2002             2001              2000 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      17.15       $      17.40     $      16.49       $      15.51
Income (Loss) From Investment Operations:
   Net Investment Income                                0.16               0.30(b)          0.07               0.30
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           3.15              (0.40)            2.08               0.68
                                                ------------       ------------     ------------       ------------
   Total From Investment Operations:                    3.31              (0.10)            2.15               0.98
Less Distributions:
   Dividends (from net investment income)              (0.22)             (0.11)           (0.24)              0.00
   Distributions (from capital gains)                   0.00              (0.04)           (1.00)              0.00
                                                ------------       ------------     ------------       ------------
   Total Distributions                                 (0.22)             (0.15)           (1.24)              0.00
                                                ------------       ------------     ------------       ------------
Net Asset Value, End of Period                  $      20.24       $      17.15     $      17.40       $      16.49
                                                ============       ============     ============       ============
Total Return                                           19.46%             (0.60)%          14.07%              6.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $      246.6       $      118.7     $        3.3       $        0.4
   Ratio of Expenses to Average Net Assets              1.17%              1.20%            1.23%              1.32%*
   Ratio of Net Investment Income to
     Average Net Assets                                 0.84%              1.50%            1.95%              2.59%*
   Portfolio Turnover Rate                                48%                73%             124%                87%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was July 13, 2000.
(b) Computed using average shares outstanding throughout the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   AUGUST 4, 1999
                                            YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED         THROUGH
                                           SEPTEMBER 30,    SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                               2003             2002                2001              2000             1999 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.30       $    10.83         $    10.91         $     9.18        $    10.00
Income (Loss) From Investment Operations:
   Net Investment Income                          0.01             0.00(b)(c)         0.03               0.11              0.01
   Net Gains (Losses) on Securities
      (both realized and unrealized)              5.67             0.76(d)            0.12               1.63             (0.83)
                                            ----------       ----------         ----------         ----------        ----------
   Total From Investment Operations:              5.68             0.76               0.15               1.74             (0.82)
Less Distributions:
   Dividends (from net investment income)         0.00             0.00              (0.17)             (0.01)             0.00
   Distributions (from capital gains)             0.00            (0.29)             (0.06)              0.00              0.00
                                            ----------       ----------         ----------         ----------        ----------
   Total Distributions                            0.00            (0.29)             (0.23)             (0.01)             0.00
                                            ----------       ----------         ----------         ----------        ----------
Net Asset Value, End of Period              $    16.98       $    11.30         $    10.83         $    10.91        $     9.18
                                            ==========       ==========         ==========         ==========        ==========
Total Return                                     50.27%            6.84%              1.37%             18.97%            (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $    704.8       $    175.6         $     48.2         $     27.2        $     24.0
   Ratio of Expenses to Average Net Assets        1.28%            1.55%              1.75%(f)           1.75%(f)          1.75%*(f)
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                0.00%(e)        (0.01)%             0.00(f)            0.54%(f)          0.98%*(f)
   Portfolio Turnover Rate                          42%              86%               114%               147%                7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) Amount rounds to less than $(0.01) per share.
(c) Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(e) Rounds to less than 0.01%.
(f) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser ratios would have been as follows:

                                                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
                                                                                    2001               2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                1.80%             1.96%             2.22%*
Ratio of Net Investment Income (Loss) to Average Net Assets                           (0.05)%            0.34%             0.51%*

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                OCTOBER 10, 2001
                                                                                              YEAR ENDED            THROUGH
                                                                                             SEPTEMBER 30,       SEPTEMBER 30,
                                                                                                 2003               2002 (a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $      11.24        $      11.25
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                                                                      0.02               (0.03)
   Net Gains on Securities (both realized and unrealized)                                            5.58                0.31(b)
                                                                                             ------------        ------------
   Total From Investment Operations:                                                                 5.60                0.28
Less Distributions:
   Dividends (from net investment income)                                                            0.00                0.00
   Distributions (from capital gains)                                                                0.00               (0.29)
                                                                                             ------------        ------------
   Total Distributions                                                                               0.00               (0.29)
                                                                                             ------------        ------------
Net Asset Value, End of Period                                                               $      16.84        $      11.24
                                                                                             ============        ============
Total Return                                                                                        49.82%               2.31%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                                      $        5.8        $        0.6
   Ratio of Expenses to Average Net Assets                                                           1.46%               1.86%*
   Ratio of Net Investment Loss to Average Net Assets                                               (0.01)%             (0.26)%*
   Portfolio Turnover Rate                                                                             42%                 86%

* Data has been annualized.
(a) The date on which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    12.17       $    12.51        $     15.40        $    13.95      $    10.42
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                      0.11             0.14               0.20              1.02           (0.34)
   Net Gains (Losses) on Securities
     (both realized and unrealized)                  3.52            (0.31)             (2.07)             0.92            4.89
                                               ----------       ----------        -----------        ----------      ----------
   Total From Investment Operations:                 3.63            (0.17)             (1.87)             1.94            4.55
Less Distributions:
   Dividends (from net investment income)           (0.13)           (0.17)             (0.51)            (0.49)          (0.24)
   Distributions (from capital gains)                0.00             0.00              (0.51)             0.00           (0.78)
                                               ----------       ----------        -----------        ----------      ----------
   Total Distributions                              (0.13)           (0.17)             (1.02)            (0.49)          (1.02)
                                               ----------       ----------        -----------        ----------      ----------
Net Asset Value, End of Period                 $    15.67       $    12.17        $     12.51        $    15.40      $    13.95
                                               ==========       ==========        ===========        ==========      ==========
Total Return                                        29.97%           (1.53)%           (13.10)%           14.27%          46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)        $  2,676.6       $  1,393.8        $     738.5        $    782.4      $    811.1
   Ratio of Expenses to Average Net Assets           1.25%            1.31%              1.30%             1.30%           1.29%
   Ratio of Net Investment Income to
     Average Net Assets                              1.03%            1.34%              1.40%             1.87%           1.94%
   Portfolio Turnover Rate                             34%              24%                58%               64%             54%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                     NOVEMBER 4, 1999
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED          THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                    2003               2002             2001             2000 (a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      12.13       $      12.47     $      15.37       $      14.36
Income (Loss) From Investment Operations:
   Net Investment Income                                0.08               0.15             0.17               0.96
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           3.48              (0.37)           (2.10)              0.54
                                                ------------       ------------     ------------       ------------
   Total From Investment Operations:                    3.56              (0.22)           (1.93)              1.50
Less Distributions:
   Dividends (from net investment income)              (0.11)             (0.12)           (0.49)             (0.49)
   Distributions (from capital gains)                   0.00               0.00            (0.48)              0.00
                                                ------------       ------------     ------------       ------------
   Total Distributions                                 (0.11)             (0.12)           (0.97)             (0.49)
                                                ------------       ------------     ------------       ------------
Net Asset Value, End of Period                  $      15.58       $      12.13     $      12.47       $      15.37
                                                ============       ============     ============       ============
Total Return                                           29.52%             (1.76)%         (13.44)%            10.79%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $      123.2       $       48.5     $        1.9       $        0.1
   Ratio of Expenses to Average Net Assets              1.67%              1.58%            1.64%              1.50%*
   Ratio of Net Investment Income to Average
     Net Assets                                         0.69%              1.33%            0.62%              1.98%*
   Portfolio Turnover Rate                                34%                24%              58%                64%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was November 4, 1999.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                     2003           2002          2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.17       $  10.00        $  11.51      $  12.64        $   6.89
Income (Loss) From Investment Operations:
   Net Investment Income                              0.11           0.11            0.13          0.23            0.24
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.82           0.36(a)        (0.81)        (0.66)           5.71
                                                  --------       --------        --------      --------        --------
   Total From Investment Operations:                  3.93           0.47           (0.68)        (0.43)           5.95
Less Distributions:
   Dividends (from net investment income)            (0.09)         (0.16)          (0.34)        (0.11)          (0.20)
   Distributions (from capital gains)                (0.27)         (0.14)          (0.49)        (0.59)           0.00
                                                 ---------       --------        --------      --------        --------
   Total Distributions                               (0.36)         (0.30)          (0.83)        (0.70)          (0.20)
                                                  --------      ---------        --------      --------        --------
Net Asset Value, End of Period                    $  13.74       $  10.17        $  10.00      $  11.51        $  12.64
                                                  ========       ========        ========      ========        ========
Total Return                                         39.78%          4.68%          (6.18)%       (3.44)%         88.02%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)           $  477.8       $  357.7        $  118.9      $   90.3        $  155.4
   Ratio of Expenses to Average Net Assets            1.57%          1.64%           1.74%         1.77%           1.79%
   Ratio of Net Investment Income
      to Average Net Assets                           0.99%          1.28%           1.83%         1.99%           2.31%
   Portfolio Turnover Rate                              30%            42%             49%           40%            126%

(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                          JANUARY 8, 2001
                                                                          YEAR ENDED     YEAR ENDED           THROUGH
                                                                         SEPTEMBER 30,  SEPTEMBER 30,      SEPTEMBER 30,
                                                                             2003           2002              2001 (a)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 10.14        $  9.97           $ 10.73
Income (Loss) From Investment Operations:
   Net Investment Income                                                       0.08           0.13(b)           0.15
   Net Gains (Losses) on Securities (both realized and unrealized)             3.81           0.30(b)(c)       (0.91)
                                                                            -------        -------           -------
   Total From Investment Operations:                                           3.89           0.43             (0.76)
Less Distributions:
   Dividends (from net investment income)                                     (0.07)         (0.12)             0.00
   Distributions (from capital gains)                                         (0.27)         (0.14)             0.00
                                                                            -------        -------           -------
   Total Distributions                                                        (0.34)         (0.26)             0.00
                                                                            -------        -------           -------
Net Asset Value, End of Period                                              $ 13.69        $ 10.14           $  9.97
                                                                            =======        =======           =======
Total Return                                                                  39.39%          4.25%            (7.08)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                     $   0.4        $   0.3           $   0.0
   Ratio of Expenses to Average Net Assets                                     1.81%          1.87%             1.97%*
   Ratio of Net Investment Income to Average Net Assets                        0.72%          1.06%             1.76%*
   Portfolio Turnover Rate                                                       30%            42%               49%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was January 8, 2001.
(b)  Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK FAMILY OF FUNDS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
  HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS") AS OF SEPTEMBER 30, 2003, THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, AND THE STATEMENTS OF CHANGES IN NET ASSETS AND FINANCIAL HIGHLIGHTS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002, WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2003, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS; WHERE REPLIES WERE NOT RECEIVED FROM BROKERS, WE PERFORMED OTHER AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2003, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, AND THE CHANGES IN THEIR NET ASSETS AND THEIR FINANCIAL HIGHLIGHTS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
October 27, 2003